Exhibit 10.24

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                                 LOAN AGREEMENT,

                         Dated as of December 10, 1997,


                                      among


                               B.I. FUNDING, INC.,


                         CERTAIN FINANCIAL INSTITUTIONS,
                            as the Liquidity Lenders


                      BLUE RIDGE ASSET FUNDING CORPORATION,
                              as the Conduit Lender


                                       and


                              WACHOVIA BANK, N.A.,
                          as the Agent for the Lenders



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                                TABLE OF CONTENTS


ARTICLE I     DEFINITIONS AND ACCOUNTING TERMS................................1
              SECTION 1.1.   Definitions......................................1
              SECTION 1.2.   Cross-References.................................1
              SECTION 1.3.   Accounting and Financial Determinations; No
                                Duplication...................................1

ARTICLE II    CP BORROWING PROCEDURES, CP ADVANCES AND
              CP RATE NOTE....................................................2
              SECTION 2.1.   Discretionary CP Rate Advances...................2
              SECTION 2.2.   Borrower Unable to Receive CP Rate Advances......2
              SECTION 2.3.   Borrowing Procedures.............................2
              SECTION 2.4.   Disbursement of Funds............................2
              SECTION 2.5.   CP Rate Note.....................................3

ARTICLE III   LIQUIDITY COMMITMENTS, BORROWING PROCEDURES,
              LIQUIDITY ADVANCES AND NOTES....................................3
              SECTION 3.1.   Liquidity Commitments............................3
              SECTION 3.1.1.   Revolving Advance Commitment...................3
              SECTION 3.1.2.   Refunding Advance Commitment...................3
              SECTION 3.2.  Liquidity Lenders Not Required to Make Liquidity
                               Advances. .....................................4
              SECTION 3.3.   Termination and Reduction of the Liquidity
                               Commitment.....................................4
              SECTION 3.4.   Borrowing Procedures.............................5
              SECTION 3.4.1.   Revolving Advances.............................5
              SECTION 3.4.2.   Refunding Advances.............................5
              SECTION 3.5.   Disbursement of Funds............................6
              SECTION 3.6.   Continuation and Conversion Elections............6
              SECTION 3.7.   LIBOR Funding....................................6
              SECTION 3.8.   Notes............................................7

ARTICLE IV    REPAYMENTS, PREPAYMENTS, INTEREST AND FEES, ETC.................7
              SECTION 4.1.   Repayments and Prepayments.......................7
              SECTION 4.1.1.   Voluntary Prepayments..........................7
              SECTION 4.1.2.   Mandatory Prepayments..........................8
              SECTION 4.2.   Interest Provisions..............................8
              SECTION 4.2.1.   Liquidity Rates................................8
              SECTION 4.2.2.   CP Rates.......................................9
              SECTION 4.2.3.   Post-Maturity Rates............................9
              SECTION 4.3.   Payments of Interest............................10
              SECTION 4.3.1.   Interest Rate Determination...................10
              SECTION 4.4.   Fees............................................10




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ARTICLE V     OTHER TERMS RELATING TO THE ADVANCES...........................11
              SECTION 5.1.   LIBO Rate Lending Unlawful......................11
              SECTION 5.2.   Deposits Unavailable............................11
              SECTION 5.3.   Increased Fixed Rate Advance Costs, etc.........11
              SECTION 5.4.   Funding Losses..................................12
              SECTION 5.5.   Increased Capital Costs.........................12
              SECTION 5.6.   Taxes...........................................13
              SECTION 5.7.     Payments, Computations, etc...................17
              SECTION 5.8.    Sharing of Payments............................17
              SECTION 5.9.   Setoff..........................................18
              SECTION 5.10.   Replacement of Liquidity Lenders...............18
              SECTION 5.11.   Subordination..................................21

ARTICLE VI    CONDITIONS PRECEDENT...........................................21
              SECTION 6.1.   Conditions to Effectiveness.....................21
              SECTION 6.1.1.   Resolutions...................................21
              SECTION 6.1.2.   Agreement.....................................22
              SECTION 6.1.3.   Notes.........................................22
              SECTION 6.1.4.   UCC Filings...................................22
              SECTION 6.1.5.   Purchase Agreement............................22
              SECTION 6.1.6.   Facility Agreement; Security Agreement........22
              SECTION 6.1.7.   Effective Date Certificate....................22
              SECTION 6.1.8.   Purchase Agreement Conditions.................23
              SECTION 6.1.9.   Licenses, etc.................................23
              SECTION 6.1.10.   Lockbox Accounts and Concentration Account...23
              SECTION 6.1.11.   Policies.....................................23
              SECTION 6.1.12.   Board of Directors...........................23
              SECTION 6.1.13.   Financial Statements.........................23
              SECTION 6.1.14.   Solvency Certificate.........................23
              SECTION 6.1.15.   Insurance....................................23
              SECTION 6.1.16.   No Material Adverse Change...................23
              SECTION 6.1.17.   Legal Opinions...............................24
              SECTION 6.1.18.   Certification as to Separateness.............24
              SECTION 6.1.19.   Closing Fees.................................24
              SECTION 6.1.20.   Satisfactory Legal Form......................24
              SECTION 6.2.           Conditions to the Making of Each Revolving
                                      Advance and Each CP Rate Advance.......24
              SECTION 6.2.1.         Representations and Warranties..........24
              SECTION 6.2.2.         No Amortization Event...................24
              SECTION 6.2.3.         No Bankruptcy Proceeding................24
              SECTION 6.2.4.         No Borrowing Base Deficiency............24
              SECTION 6.2.5.         Receipt of Weekly Report................25
              SECTION 6.2.6.         Borrowing Request.......................25
              SECTION 6.2.7.         Initial Funding.........................25



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              SECTION 6.3.   Conditions Precedent to the Making of Each
                             Refunding Advance................................25
              SECTION 6.3.1. No Bankruptcy....................................25
              SECTION 6.3.2. Availability.....................................26
              SECTION 6.4.   Conditions Precedent to Continuation/
                              Conversion Roll-Over............................26

ARTICLE VII   REPRESENTATIONS AND WARRANTIES..................................26
              SECTION 7.1.   Organization; Powers.............................26
              SECTION 7.2.   Ownership; Subsidiaries..........................27
              SECTION 7.3.   Authorization....................................27
              SECTION 7.4.   Governmental Consents............................27
              SECTION 7.5.   Binding Obligations..............................27
              SECTION 7.6.   Litigation; Adverse Facts........................28
              SECTION 7.7.   Investment Company Act; Public Utility Holding
                                     Company Act..............................28
              SECTION 7.8.   Financial Information............................28
              SECTION 7.9.   Financing Statements.............................28
              SECTION 7.10.   Filings.........................................29
              SECTION 7.11.   Location of Office and Records..................29
              SECTION 7.12.   No Other Liens..................................29
              SECTION 7.13.   Security Agreement..............................29
              SECTION 7.14.   Liens on Assets.................................29
              SECTION 7.15.   No Amortization Event...........................29
              SECTION 7.16.   Collateral Agent Can Perform....................30
              SECTION 7.17.   The Borrower as Distinct Legal Entity...........30
              SECTION 7.18.   Disclosure......................................30
              SECTION 7.19.   No Material Adverse Change......................30
              SECTION 7.20.   Solvency........................................31
              SECTION 7.21.   Employee Benefit Plans..........................31
              SECTION 7.22.   Regulations G, U, and X.........................32
              SECTION 7.23.   Taxes...........................................32

ARTICLE VIII  COVENANTS.......................................................32
              SECTION 8.1.   Affirmative Covenants............................32
              SECTION 8.1.1.   Existence......................................32
              SECTION 8.1.2.   Business and Properties........................32
              SECTION 8.1.3.   Insurance......................................33
              SECTION 8.1.4.   Obligations and Taxes..........................33
              SECTION 8.1.5.   Financial Statements, Reports, etc.............33
              SECTION 8.1.6   Litigation and Other Notices....................34
              SECTION 8.1.7   Maintaining Records; Access to Properties and
                               Inspections....................................35
              SECTION 8.1.8   Use of Proceeds.................................35



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              SECTION 8.1.9   Settlement Reports..............................36
              SECTION 8.1.10   Compliance with Laws...........................36
              SECTION 8.1.11   Directors, Officers and Employees..............37
              SECTION 8.1.12   Lockbox Accounts and Concentration Account.....37
              SECTION 8.1.13   Commingled Funds...............................37
              SECTION 8.1.14   Additional Financial Statements................37
              SECTION 8.2      Negative Covenants.............................37
              SECTION 8.2.1   Indebtedness....................................37
              SECTION 8.2.2   Liens...........................................38
              SECTION 8.2.3   Creditors.......................................38
              SECTION 8.2.4   Business of the Borrower........................38
              SECTION 8.2.5   Sale and Lease-Back Transactions................38
              SECTION 8.2.6   Investments.....................................38
              SECTION 8.2.7   Mergers, Consolidations, Acquisitions of Assets
                                     and Sales of Assets......................38
              SECTION 8.2.8   Lease Obligations...............................39
              SECTION 8.2.9   Dividends, Distributions and Loans to BII.......39
              SECTION 8.2.10   Employees......................................39
              SECTION 8.2.11   Transactions with Affiliates...................39
              SECTION 8.2.12   Subordinated Note..............................39
              SECTION 8.2.13   Accounting Changes.............................39
              SECTION 8.2.14   Capital Stock..................................39
              SECTION 8.2.15   Amendments.....................................40
              SECTION 8.2.16   Other Agreements...............................40
              SECTION 8.2.17   No Powers of Attorney..........................40
              SECTION 8.2.18   Separate Existence.............................40
              SECTION 8.2.19   Receivables Not To Be Evidenced by Promissory
                                     Notes....................................41
              SECTION 8.2.20   Financial Covenants............................41
              SECTION 8.2.21   Ownership of Assets and Property...............42
              SECTION 8.2.22   Employee Benefit Plans.........................42

ARTICLE IX    AMORTIZATION EVENTS.............................................43
              SECTION 9.1   Amortization Event................................43
              SECTION 9.1.1   Non-Payment of Obligations......................43
              SECTION 9.1.2   Breach of Warranty..............................43
              SECTION 9.1.3   Non-Performance of Certain Covenants and
                                      Obligations.............................43
              SECTION 9.1.4   Non-Performance of Other Covenants and
                                      Obligations.............................43
              SECTION 9.1.5   Default on Other Indebtedness...................43
              SECTION 9.1.6   Judgments.......................................43
              SECTION 9.1.7   Bankruptcy, Insolvency, etc.....................44
              SECTION 9.1.8   Impairment of Security, etc.....................44
              SECTION 9.1.9   Liens...........................................45



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              SECTION 9.1.10   Other Defaults.................................45
              SECTION 9.1.11   Change in Control..............................45
              SECTION 9.1.12   Purchase Termination Event.....................45
              SECTION 9.1.13   Acceleration of Certain Indebtedness of the
                                Sellers; Termination of Commitments Under BII
                                Credit Agreement..............................45
              SECTION 9.1.14   Enforceability of Transaction Documents........45
              SECTION 9.1.15   Investment Company.............................45
              SECTION 9.2            Action if Amortization Event.............46

ARTICLE X     THE AGENT.......................................................46
              SECTION 10.1   Actions..........................................46
              SECTION 10.2   Funding Reliance, etc............................47
              SECTION 10.3   Exculpation......................................47
              SECTION 10.4   Successor........................................48
              SECTION 10.5   Liquidity Advances by Wachovia...................48
              SECTION 10.6   Credit Decisions.................................48
              SECTION 10.7   Copies, etc......................................48
              SECTION 10.8   Collateral Agent.................................49

ARTICLE XI    MISCELLANEOUS PROVISIONS........................................49
              SECTION 11.1   Waivers, Amendments, etc.........................49
              SECTION 11.2   Notices..........................................50
              SECTION 11.3   Payment of Costs and Expenses....................51
              SECTION 11.4   Indemnification..................................52
              SECTION 11.5   Survival.........................................53
              SECTION 11.6   Severability.....................................53
              SECTION 11.7   Headings.........................................54
              SECTION 11.8   Execution in Counterparts, Effectiveness, etc....54
              SECTION 11.9   Governing Law; Entire Agreement..................54
              SECTION 11.10   Successors and Assigns..........................54
              SECTION 11.11   Sale and Transfer of Advances and Notes;
                                     Participations in Loans and Notes........54
              SECTION 11.11.1   Assignments...................................54
              SECTION 11.11.2   Participations................................57
              SECTION 11.12   Other Transactions..............................58
              SECTION 11.13   Bankruptcy Petition Against the Borrower or the
                                      Conduit Lender..........................58
              SECTION 11.14   No Recourse.....................................59
              SECTION 11.15   Survival of Representations and Warranties......59
              SECTION 11.16   Confidentiality.................................59
              SECTION 11.17   Jurisdiction; Consent to Service of Process.....60
              SECTION 11.18   Waiver of Jury Trial............................61
              SECTION 11.19   Qualification Regarding Bacova..................61



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                                vi

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SCHEDULES

SCHEDULE I       -     Fiscal Months and Fiscal Quarters
SCHEDULE II      -     Approvals and Consents

EXHIBITS

EXHIBIT A        -     Form of Liquidity Note
EXHIBIT B        -     Form of CP Rate Note
EXHIBIT C        -     Form of Borrowing Request
EXHIBIT D        -     Form of Continuation/Conversion Notice
EXHIBIT E-1      -     Form of Liquidity Lender Assignment Agreement
EXHIBIT E-2      -     Form of Conduit Lender Assignment Agreement
EXHIBIT F        -     Form of Effective Date Certificate
EXHIBIT G        -     Form of Settlement Statement
EXHIBIT H        -     Form of Weekly Report
EXHIBIT I        -     Form of Opinion of the General Counsel to the Borrower
EXHIBIT J        -     Form of Promissory Note
EXHIBIT K        -     Certificate as to Separateness

ANNEXES

ANNEX Z                    -        Definitions




                                       vii

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                                 LOAN AGREEMENT


         THIS LOAN AGREEMENT, dated as of December 10, 1997 (as amended, supplemented, restated or otherwise modified from time to time, this "Agreement") among B.I. FUNDING, INC., a Delaware corporation (the "Borrower"), the financial institutions listed on the signature pages hereof under the heading "Liquidity Lenders" (such financial institutions, together with financial institutions that have become parties hereto pursuant to Section 11.11.1, being each a "Liquidity Lender" and, collectively, the "Liquidity Lenders"), BLUE RIDGE ASSET FUNDING CORPORATION, a Delaware corporation, as the commercial paper lender (the "Conduit Lender") (the Liquidity Lenders and the Conduit Lender, being each a "Lender" and, collectively, the "Lenders"), and WACHOVIA BANK, N.A. ("Wachovia"), as agent (the "Agent") for the Lenders.

                              W I T N E S S E T H:

         WHEREAS, the Borrower has requested the Lenders to make certain credit facilities available to the Borrower as described herein; and

         WHEREAS, the Lenders are willing to make such facilities available, on the terms and subject to the conditions hereinafter set forth (including Article
VI);

         NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

         SECTION 1.1. Definitions. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in Annex Z hereto.

         SECTION 1.2. Cross-References. Unless otherwise specified, references in this Agreement and in each other Transaction Document to any Article or Section are references to such Article or Section of this Agreement or such other Transaction Document, as the case may be, and, unless otherwise specified, references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

         SECTION 1.3. Accounting and Financial Determinations; No Duplication. Unless otherwise specified, (i) all accounting terms used herein shall be interpreted, all accounting determinations and computations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP, in each case consistently applied and (ii) all accounting determinations and computations hereunder or under any other Transaction Documents shall be made without duplication.



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                                   ARTICLE II

                            CP BORROWING PROCEDURES,
                          CP ADVANCES AND CP RATE NOTE

         SECTION 2.1. Discretionary CP Rate Advances. (a) On the terms and subject to the conditions of this Agreement (including Article VI), the Borrower may request and the Conduit Lender may agree to, make loans ("CP Rate Advances") to the Borrower pursuant to the procedures described in this Article II.

         (b) The Conduit Lender may make, in its discretion, from time to time, on or before the CP Rate Advance Termination Date, CP Rate Advances to the Borrower on any Weekly Settlement Date in an amount equal to the Borrowing of CP Rate Advances requested by the Borrower to be made on such day. On the terms and subject to the conditions hereof, the Borrower may from time to time borrow, prepay and reborrow CP Rate Advances.

         SECTION 2.2. Borrower Unable to Receive CP Rate Advances. The Borrower will not be able to receive, and the Conduit Lender will not be allowed to make CP Rate Advances if, after giving effect to such CP Rate Advance, (i) the sum of
(x) the CP Exposure plus (y) the Aggregate Outstanding Liquidity Advances, would exceed the Liquidity Commitment Amount.

         SECTION 2.3. Borrowing Procedures. Borrowings of CP Rate Advances shall be made in accordance with this Section 2.3.

         (a) By delivering a Borrowing Request to the Agent for a borrowing of a CP Rate Advance, the Borrower may irrevocably request, not later than 10:00 a.m., Atlanta time, on a Business Day of a proposed Borrowing, but in any case not more than five Business Days before a proposed Borrowing (specifying the proposed Borrowing Date and the proposed maturity date thereof), that a Borrowing be made in a minimum amount of $1,000,000 and an integral multiple of $100,000. Upon receipt of each Borrowing Request, the Agent shall give to the Conduit Lender notice thereof on the Business Day of such receipt. The Conduit Lender shall notify the Agent whether or not the Conduit Lender will make the CP Rate Advance requested by the Borrower and the amount of the requested Borrowing that the Conduit Lender would make. If the Agent is notified by the Conduit Lender that it will not make any part of the CP Rate Advance requested by the Borrower, the Agent will promptly notify the Borrower of such fact, and the Borrower may submit a Borrowing Request to the Agent for a borrowing of Base Rate Advances.

         (b) Each outstanding CP Rate Advance shall mature on the last day of the Interest Period therefor.

         SECTION 2.4. Disbursement of Funds. On or before 1:00 p.m., Atlanta time, on the Borrowing Date proposed by the Borrower, the Conduit Lender shall deposit with the Agent same day funds in an amount equal to the amount of the requested Borrowing of CP Rate Advances the Conduit Lender had previously

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notified the Agent it would make pursuant to Section  2.3(a).  Such deposit will be made to an account which the Agent shall specify from time to time by notice to the Conduit Lender. Unless the Agent determines that any applicable condition specified in Section 6.2 has not been satisfied, the Agent will remit the amount of the CP Rate Advances so made available by the Conduit Lender to the Collection Deposit Account, not later than 2:30 p.m., Atlanta time, and the Agent shall provide the Borrower with written confirmation of the amount of such CP Rate Advance and the Interest Period applicable to such CP Rate Advance, not later than 5:00 p.m., Atlanta time, in each case on the Borrowing Date for such CP Rate Advance.

         SECTION 2.5. CP Rate Note. The Conduit Lender's Advances shall be evidenced by a CP Rate Note, duly executed on behalf of the Borrower, payable to the order of the Conduit Lender in a maximum principal amount equal to the Maximum Conduit Facility Amount. The Borrower hereby irrevocably authorizes the Conduit Lender to make (or cause to be made) appropriate notations on the grid attached to the CP Rate Note (or on any continuation of such grid), which notations, if made, shall evidence, inter alia, the date of, the outstanding principal of, and the interest rate and Interest Period applicable to the Advances evidenced thereby. Such notations shall be conclusive and binding on the Borrower absent manifest error; provided, however, that the failure of the Conduit Lender to make any such notation or any error in any such notation shall not limit or otherwise affect any Obligation of the Borrower.


                                   ARTICLE III

                  LIQUIDITY COMMITMENTS, BORROWING PROCEDURES,
                          LIQUIDITY ADVANCES AND NOTES

         SECTION 3.1. Liquidity Commitments. On the terms and subject to the conditions of this Agreement (including Article VI), each Liquidity Lender severally agrees to make loans characterized hereunder as "Revolving Advances" and "Refunding Advances" (relative to such Liquidity Lender, collectively, its "Liquidity Advances") to the Borrower pursuant to the Liquidity Commitments described in this Section 3.1.

         SECTION 3.1.1. Revolving Advance Commitment. Each Liquidity Lender severally agrees to make, from time to time, on or before the Revolving Advance Commitment Termination Date, revolving loans (relative to such Liquidity Lender, its "Revolving Advances") to the Borrower equal to such Liquidity Lender's Percentage, as such Percentage may be decreased pursuant to Section 3.3, of the aggregate amount of the Borrowing of Revolving Advances requested by the Borrower to be made on such day. On the terms and subject to the conditions hereof, the Borrower may from time to time borrow, prepay and reborrow Revolving Advances.

         SECTION 3.1.2. Refunding Advance Commitment. Each Liquidity Lender severally agrees to make, from time to time, on or before the Refunding Advance Commitment Termination Date, refunding loans (relative to such Liquidity

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Lender,  its  "Refunding  Advances")  to the  Borrower  equal to such  Liquidity
Lender's Percentage, as such Percentage may be decreased pursuant to Section 3.3, of the aggregate amount of the Borrowing of Refunding Advances requested by the Borrower to be made on such day. On the terms and subject to the conditions hereof, the Borrower may from time to time borrow, prepay and reborrow Refunding Advances.


         SECTION 3.2. Liquidity Lenders Not Required to Make Liquidity Advances. No Liquidity Lender shall be required to make any Liquidity Advances under any circumstance described below in the Section 3.2.

         SECTION 3.2.1. Revolving Advances. No Liquidity Lender shall be required to make a Revolving Advance if, after giving effect to such Revolving Advance, (i) the sum of (x) the Aggregate Outstanding Liquidity Advances, plus
(y) the CP Exposure would exceed the Liquidity Commitment Amount or (ii) the sum of the Aggregate Outstanding Liquidity Advances with respect to such Liquidity Lender and such Liquidity Lender's Percentage of the CP Exposure would exceed such Liquidity Lender's Percentage of the Liquidity Commitment Amount.

         SECTION 3.2.2. Refunding Advances. No Liquidity Lender shall be required to make a Refunding Advance to the extent that, after giving effect to such Refunding Advance, (i) the sum of (x) the Aggregate Outstanding Liquidity Advances, plus (y) the CP Exposure would exceed the Available Liquidity Commitment or (ii) the sum of the Aggregate Outstanding Liquidity Advances with respect to such Liquidity Lender and such Liquidity Lender's Percentage of the CP Exposure would exceed such Liquidity Lender's Percentage of the Available Liquidity Commitment.

         SECTION 3.2.3. All Liquidity Advances. No Liquidity Advances shall be made by any Liquidity Lender if, after giving effect thereto, the Aggregate
Outstanding Liquidity Advances with respect to such Liquidity Lender would exceed such Liquidity Lender's Percentage of the Liquidity Commitment Amount.

         SECTION 3.3. Termination and Reduction of the Liquidity Commitment. (a) The Borrower may, upon at least 30 days' prior written notice to the Agent (who shall give prompt written notice thereof to each Liquidity Lender), irrevocably terminate or reduce the Liquidity Commitment Amount; provided, however, that the Liquidity Commitment Amount shall not be reduced on any day to an amount less than the sum of (i) the CP Exposure plus (ii) the Aggregate Outstanding Liquidity Advances on such day. Upon the effectiveness of any reduction of the Liquidity Commitment Amount, there will be a pro rata reduction of the Liquidity Commitment of each Liquidity Lender.

         (b) The Borrower shall have the right, at any time, to terminate the Liquidity Commitment of any Liquidity Lender whose short-term ratings have been downgraded below A-1 by S&P or P-1 by Moody's if the Borrower did not obtain an

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Assignee Lender with appropriate ratings within 90 days of such downgrade.  Upon the effectiveness of any such termination, (i) the Liquidity Commitment Amount shall be reduced by a corresponding amount, (ii) the Percentage of each Liquidity Lender will be adjusted accordingly and (iii) the Borrower shall pay to such terminated Liquidity Lender in same day funds on the date of such termination the principal of and interest accrued to the date of payment on the Liquidity Advances made by such Liquidity Lender hereunder and all other amounts accrued for such Liquidity Lender's account or owed to it hereunder, including those amounts owed pursuant to Sections 5.3 through 5.6.

         SECTION 3.4. Borrowing Procedures. Borrowings of Revolving Advances and Refunding Advances shall be made in accordance with this Section 3.4.

         SECTION 3.4.1. Revolving Advances. (a) By delivering a Borrowing Request to the Agent for a borrowing of Revolving Advances, the Borrower may irrevocably request, (i) in the case of LIBO Rate Advances, not later than 11:00 a.m., Atlanta time, three Business Days before a proposed Borrowing but not more than five Business Days before a proposed Borrowing that a Borrowing be made in a minimum amount of $1,000,000 and an integral multiple of $1,000,000, or (ii) in the case of Base Rate Advances, not later than 11:00 a.m., Atlanta time, one Business Day prior to the date of a proposed Borrowing but not more than five Business Days before a proposed Borrowing, that a Borrowing be made in a minimum amount of $1,000,000 and an integral multiple of $100,000. Upon receipt of each Borrowing Request, the Agent shall give to each Liquidity Lender notice thereof on the Business Day of such receipt and of such Liquidity Lender's share of such Borrowing. On the terms and subject to the conditions of this Agreement, each Borrowing shall be comprised of the type of Revolving Advances, and shall be made on the Business Day, specified in such Borrowing Request.

         (b) Each outstanding Revolving Advance shall mature on the Scheduled Maturity Date.

         SECTION 3.4.2.  Refunding Advances.  (a) Subject to the requirements of
Section 6.3, the Conduit Lender (on any Business Day) may require each Liquidity Lender to acquire all or part of any CP Rate Advance, together with accrued and unpaid interest thereon. The purchase price for such acquisition shall be the outstanding principal amount of such CP Rate Advance plus the amount of such accrued interest. Such acquisition shall by funded by the Liquidity Lenders proportionately according to its Liquidity Commitment, and each portion of a CP Rate Advance so acquired by a Liquidity Lender (and accrued interest thereon) shall automatically constitute the principal amount of a Refunding Advance made by such Liquidity Lender hereunder, without any further action by any Person. The Agent shall notify each Liquidity Lender in writing or by telephone (telephone notice to be confirmed in writing as soon as practicable) no later than 11:00 a.m. on the date of any such acquisition (which notice shall specify the amount required to be funded by such Liquidity Lender). Each resulting Refunding Advance shall initially be a Base Rate Advance.

         (b) Each outstanding Refunding Advance shall mature on the Scheduled Maturity Date.

         SECTION 3.5. Disbursement of Funds. On or before 2:30 p.m. (or, in the case of a Refunding Advance as of which the Agent gave notice to the Liquidity Lenders after 11:00 a.m., on the proposed Borrowing date, on or before 4:00 p.m.), Atlanta time, on the proposed Borrowing date, each Liquidity Lender shall deposit with the Agent same day funds in an amount equal to such Liquidity Lender's Percentage of the requested Borrowing of Revolving Advances or Refunding Advances, as the case may be. Such deposit will be made to an account which the Agent shall specify from time to time by notice to the Liquidity Lenders. No Liquidity Lender's obligation to make any Revolving Advances or Refunding Advances, as the case may be, shall be affected by any other Liquidity Lender's failure to make any Revolving Advances or Refunding Advances, as the case may be. Unless the Agent determines that any condition specified in Section 6.2, in the case of Revolving Advances, or Section 6.3, in the case of Refunding Advances, has not been satisfied, the Agent will remit the aggregate of the amounts of (i) Refunding Advances so made available by the Liquidity Lenders to the account or accounts designated by the Conduit Lender and (ii) Revolving Advances so made available by the Liquidity Lenders to the Collection Deposit Account, in each case not later than 2:30 p.m., Atlanta time.

         SECTION 3.6. Continuation and Conversion Elections. Subject to Section 6.4, by delivering a Continuation/Conversion Notice to the Agent (which will give prompt notice to the Liquidity Lenders) on or before 11:00 a.m., Atlanta time, on a Business Day, the Borrower may from time to time irrevocably elect
(i) that (x) all or any portion of Base Rate Advances be converted into LIBO Rate Advances in a minimum amount of $1,000,000 and an integral multiple of $1,000,000 or (y) LIBO Rate Advances be continued as LIBO Rate Advances, in each case, on not less than three nor more than five Business Days' notice or (ii) that all, or any portion in a minimum amount of $1,000,000 and an integral multiple of $1,000,000 of LIBO Rate Advances be converted into Base Rate Advances on not less than one nor more than three Business Days' notice (in the absence of delivery of a Continuation/Conversion Notice with respect to any LIBO Rate Advance at least three Business Days before the last day of the then current Interest Period with respect thereto, such LIBO Rate Advance shall, on such last day, automatically convert to a Base Rate Advance); provided, however, that (i) each such conversion or continuation shall be pro rated among the applicable outstanding Advances of all Liquidity Lenders, and (ii) no portion of the outstanding principal amount of any Liquidity Advances may be continued as, or be converted into, LIBO Rate Advances when any Amortization Event has occurred and is continuing.

         SECTION 3.7. LIBOR Funding. Each Liquidity Lender may, if it so elects, fulfill its obligation to make, continue or convert LIBO Rate Advances hereunder by causing one of its foreign branches or Affiliates (or an international banking facility created by such Liquidity Lender) to make or maintain such LIBO Rate Advance; provided, however, that such LIBO Rate Advance shall nonetheless be deemed to have been made and to be held by such Liquidity Lender, and the obligation of the Borrower to repay such LIBO Rate Advance shall nevertheless be to such Liquidity Lender for the account of such foreign branch, Affiliate or international banking facility. In addition, the Borrower hereby consents and agrees that, for purposes of any determination to be made for purposes of
Section 5.1, 5.2, 5.3 or 5.4, it shall be conclusively assumed that each Liquidity Lender elected to fund all LIBO Rate Advances by purchasing Dollar deposits in the interbank Eurodollar market.

         SECTION 3.8. Notes. Each Liquidity Lender's Liquidity Advances under its Liquidity Commitment shall be evidenced by a Revolving Note or a Refunding Note, duly executed on behalf of the Borrower, payable to the order of such Liquidity Lender in a maximum principal amount equal to such Liquidity Lender's Percentage of the original Liquidity Commitment Amount. The Borrower hereby irrevocably authorizes each Liquidity Lender to make (or cause to be made) appropriate notations on the grid attached to such Liquidity Lender's Notes (or on any continuation of such grid), which notations, if made, shall evidence, inter alia, the date of, the outstanding principal of, and the interest rate and Interest Period applicable to the Advances evidenced thereby. Such notations shall be conclusive and binding on the Borrower absent manifest error; provided, however, that the failure of any Liquidity Lender to make any such notation or any error in any such notation shall not limit or otherwise affect any Obligation of the Borrower.

                                   ARTICLE IV

                            REPAYMENTS, PREPAYMENTS,
                             INTEREST AND FEES, ETC.

         SECTION 4.1. Repayments and Prepayments. Subject to Section 9.2(ii), the Borrower shall repay in full (x) the unpaid principal amount of each CP Rate Advance on the last day of the Interest Period therefor, and (y) the unpaid principal amount of each LIBO Rate Advance and each Base Rate Advance on the Scheduled Maturity Date. Prior thereto, repayments and prepayments of Advances shall be made as set forth in this Section 4.1. Each repayment or prepayment of any Advances made pursuant to this Section 4.1 shall be without premium or penalty, except as may be required by Section 5.4.

         SECTION 4.1.1. Voluntary Prepayments. From time to time on any Business Day, the Borrower may make a voluntary prepayment, in whole or in part, of the outstanding principal of any Advances; provided, however, that

                  (a) the Borrower shall: (i) in the case of the prepayment of LIBO Rate Loans, give the Agent at least three but no more than five Business Days' prior written notice of its intent to prepay such LIBO Rate Loans, (ii) in the case of the prepayment of Base Rate Advances, give the Agent at least two but no more than five Business Days' prior written notice of its intent to prepay such Base Rate Advances, (iii) in the case of the prepayment of CP Rate Advances, give the Agent at least two but no more than five Business Days' prior written notice of its intent to prepay such CP Rate Advances; and, in each case, the amount of such prepayment;

                  (b) all such prepayments shall be in an aggregate minimum amount of $1,000,000 and an integral multiple of $1,000,000 (or, if less, equal to the then outstanding principal amount of all Advances); and

                  (c) all such prepayments shall be applied to the payment of, first, Base Rate Advances, second LIBO Rate Loans having the same Interest Period, and third CP Rate Advances.

         SECTION 4.1.2. Mandatory Prepayments. (a) Concurrently with any reduction or termination of the Liquidity Commitment Amount pursuant to Section 3.3, all Collections available on such day as provided in Section 3.01 of the Facility Agreement shall be applied to repay so much of the Liquidity Advances (and interest accrued thereon) as shall be necessary so that the Aggregate Outstanding Liquidity Advances will not exceed the Liquidity Commitment Amount after giving effect to such termination or reduction and, to the extent such Collections are not sufficient to pay such excess (and interest accrued thereon), all subsequent Collections shall be applied to pay such excess (and interest accrued thereon) until so paid. Collections not so applied shall be applied as provided in Section 3.01 of the Facility Agreement.

         (b) If on any Weekly Cut-Off Date prior to the Amortization Commencement Date a Borrowing Base Deficiency exists, all Collections available on such day as provided in Section 3.01 of the Facility Agreement; and all amounts paid to the Borrower pursuant to Section 2.03(b) of the Purchase Agreement, shall be applied to (i) repay so much of the Liquidity Advances (and interest accrued thereon) or (ii) repay so much of the CP Rate Advances (and interest accrued thereon), in each case, as shall be necessary so that after giving effect to such application there shall be no such Borrowing Base
Deficiency and, to the extent such Collections or other amounts are not sufficient to pay such excess (and interest accrued thereon), all subsequent Collections shall be applied to pay such excess (and interest accrued thereon), until so paid.

         (c) On each Business Day during the Amortization Period, funds set aside pursuant to Section 3.01 of the Facility Agreement in respect to principal of Liquidity Advances shall be applied to the payment of such principal at such times and in such order as the Liquidity Agent shall specify.

         SECTION 4.2. Interest Provisions. Interest on the outstanding principal amount of Advances shall accrue and be payable in accordance with this Section 4.2.

         SECTION 4.2.1. Liquidity Rates. Pursuant to an appropriately delivered Borrowing Request or Continuation/Conversion Notice, the Borrower may elect that Liquidity Advances comprising a Borrowing accrue interest:

         (a) on that portion maintained from time to time as a Base Rate Advance, at a rate per annum equal to the Alternate Base Rate from time to time in effect, or

         (b) on that portion maintained as a LIBO Rate Advance, during each Interest Period or portion thereof applicable thereto, at a rate per annum equal to the sum of the LIBO Rate (Reserve Adjusted) for such Interest Period plus a margin of 0.425%.

         The "LIBO Rate (Reserve Adjusted)" means, relative to any Advance to be made, continued or maintained as, or converted into, a LIBO Rate Advance for any Interest Period, a rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined pursuant to the following formula:

       LIBO Rate = LIBO Rate (Reserve Adjusted) 1.00 - LIBOR Reserve Percentage

         The LIBO Rate (Reserve Adjusted) for any Interest Period for LIBO Rate Advances will be determined by the Agent on the basis of the LIBOR Reserve Percentage in effect on, and the applicable rates furnished to and received by the Agent from the Reference Lenders, two Business Days before the first day of such Interest Period, subject, however, to the provisions of Section 4.3.1.

         "LIBOR Reserve Percentage" means, relative to any Interest Period for LIBO Rate Advances, the reserve percentage (expressed as a decimal) equal to the maximum aggregate reserve requirements (including all basic, emergency, supplemental, marginal and other reserves and taking into account any transitional adjustments or other scheduled changes in reserve requirements) specified under regulations issued from time to time by the F.R.S. Board and then applicable to assets or liabilities consisting of and including "Eurocurrency Liabilities", as then currently defined in Regulation D of the F.R.S. Board, having a term approximately equal or comparable to such Interest Period.

         All LIBO Rate Advances shall bear interest from and including the first day of the applicable Interest Period to (but not including) the last day of such Interest Period at the interest rate determined as applicable to such LIBO Rate Advance.

         SECTION 4.2.2. CP Rates. CP Rate Advances shall accrue interest, during each Interest Period or portion thereof applicable thereto, at a rate per annum equal to the CP Rate for such Interest Period.

         SECTION 4.2.3. Post-Maturity Rates. After the date any amount of any Advance is due and payable (whether on the Scheduled Maturity Date, upon acceleration or otherwise), or after any other monetary Obligation (including without limitation any obligation to pay interest) of the Borrower shall have become due and payable, the Borrower shall pay, but only to the extent permitted by law, interest (after as well as before judgment) on such amounts at a rate per annum equal to the interest rate otherwise applicable to the borrowing to which such defaulted payment relates plus a margin of 2%.

         SECTION 4.3. Payments of Interest. Accrued interest in respect of each Advance shall be payable in arrears (whether by acceleration, demand or otherwise) on each payment date set forth below:

                  (a)      on the Scheduled Maturity Date therefor;

                  (b) with respect to Base Rate Advances, on each Settlement Date that immediately follows the Fiscal Month most recently ended after such Base Rate Advance is made;

                  (c) with respect to LIBO Rate Advances, the last day of each applicable Interest Period (and, if such Interest Period shall exceed 3 months, on the last Business Day of the third, and if applicable, six and ninth calendar months of such Interest Period);

                  (d) with respect to CP Rate Advances, the last day of each applicable Interest Period;

                  (e) in the case of any payment or prepayment, in whole or in part, of principal outstanding on any Advance, on the amount and on the date of such payment or prepayment;

                  (f) with  respect to Base Rate  Advances  converted  into LIBO
         Rate Advances on a day when interest would not otherwise have been payable pursuant to clause (b), on the date of such conversion; and

                  (g) on that portion of any Advances the Scheduled Maturity Date of which is accelerated pursuant to Section 9.2, immediately upon such acceleration.

Interest accrued on Advances or other monetary Obligations arising under the Agreement or any other Transaction Document after the date such amount is due and payable (whether on the Scheduled Maturity Date, upon acceleration or otherwise) shall be payable upon demand.

         SECTION 4.3.1. Interest Rate Determination. Each Reference Lender agrees to furnish to the Agent timely information for the purpose of determining each LIBO Rate. If any one or more of the Reference Lenders shall fail to timely furnish such information to the Agent, the Agent shall determine the LIBO Rate on the basis of the information furnished by the remaining Reference Lenders.

         SECTION 4.4. Fees. (a) Commitment Fee. The Borrower agrees to pay to the Agent for the pro rata account of each Liquidity Lender an ongoing commitment fee equal to 0.125% per annum of the aggregate average daily excess (if any) of the Liquidity Commitment Amount over the aggregate outstanding principal amount of the Advances, such fee to accrue from the Effective Date until the Liquidity Commitment Termination Date. The commitment fee shall be payable in arrears for each month on the first Weekly Settlement Date in the following fiscal month.

         (b) Program Fee. The Borrower agrees to pay the Agent for the account of the Conduit Lender an ongoing program fee equal to 0.1875% per annum of the aggregate average daily outstanding principal amount of CP Rate Advances, such fee to accrue from the Effective Date until the date, following the Liquidity Commitment Termination Date, on which the CP Exposure is reduced to zero. The program fee shall be payable in arrears for each fiscal month on the first Weekly Settlement Date in the following fiscal month.

                                    ARTICLE V

                      OTHER TERMS RELATING TO THE ADVANCES

         SECTION 5.1. LIBO Rate Lending Unlawful. If any Liquidity Lender shall determine (which determination shall, upon notice thereof to the Borrower and the Liquidity Lenders, be conclusive and binding on the Borrower) that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or any central bank or other Governmental Authority asserts that it is unlawful, for such Liquidity Lender to make, continue or maintain any Liquidity Advance as, or to convert any Liquidity Advance into, a LIBO Rate Advance, the obligation of such Liquidity Lender to make, continue, maintain or convert any such Liquidity Advance as a LIBO Rate Advance shall, upon such determination, forthwith be suspended until such Liquidity Lender shall notify the Liquidity Agent and the Borrower that the circumstances causing such suspension no longer exist, and all LIBO Rate Advances of such type shall automatically convert into Base Rate Advances at the end of the then current Interest Periods with respect thereto or sooner, if required by such law or assertion.

         SECTION 5.2. Deposits Unavailable. If the Agent shall have determined that

                  (a) Dollar deposits in the relevant amount and for the relevant Interest Period are not available to all Reference Lenders in its relevant market; or

                  (b)  by  reason  of  circumstances   affecting  all  Reference
         Lenders' relevant market, adequate means do not exist for ascertaining the interest rate applicable hereunder to LIBO Rate Advances,

then, upon notice from the Agent to the Borrower and the Liquidity Lenders, the obligations of all Liquidity Lenders under Section 3.4 and Section 3.6 to make or continue any Liquidity Advance as, or to convert any Liquidity Advances into, LIBO Rate Advances shall forthwith be suspended until the Agent shall notify the Borrower and the Liquidity Lenders that the circumstances causing such suspension no longer exist.

         SECTION 5.3. Increased Fixed Rate Advance Costs, etc. The Borrower agrees to reimburse each Lender for any increase in the cost to such Lender of, or any reduction in the amount of any sum receivable by such Lender in respect of, making, continuing or maintaining (or its obligation to make, continue or maintain) any Fixed Rate Advances as such, or of converting (or of its obligation to convert) any Liquidity Advances into LIBO Rate Advances. Such Lender shall promptly notify the Agent and the Borrower in writing of the occurrence of any such event, such notice to state, in reasonable detail, the reasons therefor and the additional amount required fully to compensate such Lender for such increased costs or reduced amount. Such additional amounts shall be payable by the Borrower directly to such Lender within five days of its receipt of such notice and such notice shall, in the absence of manifest error, be conclusive and binding on the Borrower.

         SECTION 5.4. Funding Losses. In the event any Lender shall incur any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to make, continue or maintain any portion of the principal amount of any Advance as a Fixed Rate Advance, or to convert any portion of the principal amount of any Liquidity Advance into a LIBO Rate Advance) as a result of

                  (a) any conversion or repayment or prepayment of the principal amount of any Fixed Rate Advances on a date other than the scheduled last day of the Interest Period applicable thereto;

                  (b) any Advances not being made as a Fixed Rate Advance in accordance with the Borrowing Request therefor; or

                  (c)  any  Liquidity   Advances  not  being  continued  as,  or
         converted   into,   LIBO  Rate   Advances   in   accordance   with  the
         Continuation/Conversion Notice therefor,

then, after notice of such Lender to the Borrower (with a copy to the Agent), the Borrower shall, within five days of its receipt thereof, pay directly to such Lender such amount as will (in the reasonable determination of such Lender) reimburse such Lender for such loss or expense. Such written notice (which shall include calculations in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the Borrower.

         SECTION 5.5. Increased Capital Costs. If any change in, or the introduction, adoption, interpretation or reinterpretation or phase-in of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any court, central bank, regulator or other Governmental Authority of competent jurisdiction affects or would affect the amount of capital required or expected to be maintained by any Lender or any Person directly or indirectly controlling such Lender, and such Lender reasonably determines (in its sole and absolute discretion) that the rate of return on its or such controlling Person's capital as a consequence of its Liquidity Commitment or the Advances made by such Lender is materially reduced to a level below that which such Lender or such controlling Person would have achieved but for the occurrence of any such circumstance, then, in any such case after notice from time to time by such Lender to the Borrower, the Borrower shall immediately pay directly to such Lender or to such controlling Person additional amounts sufficient to compensate such Lender or such controlling

Person for such reduction in rate of return. A statement of such Lender as to any such additional amount or amounts (including calculations thereof in reasonable detail), shall, in the absence of manifest error, be conclusive and binding on the Borrower. In determining such amount, such Lender may use any method of averaging and attribution that it (in its reasonable discretion) shall deem applicable.

         SECTION 5.6.   Taxes.  The Borrower agrees that:

                  (a) Any and all payments by the Borrower hereunder shall be made free and clear of and without deduction for any and all current or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding (i) taxes imposed on the net income of, franchise taxes imposed on, and taxes (other than withholding taxes) imposed on the gross receipts or gross income of, the Agent or any Lender (or any direct or indirect assignee thereof, including a participation holder or any other transferee pursuant to the terms of this Agreement (any such entity being called a "Transferee")) by the United States or any jurisdiction under the laws of which the Agent or any such Lender (or Transferee) is organized or in which the office through which it makes its Advances is located or any political subdivision thereof, (ii) taxes that would not have been imposed if the only connection between the Agent or any Lender (or Transferee) and the jurisdiction imposing such taxes were the activities of the Agent or such Lender (or Transferee) pursuant to or in respect of this Agreement (including entering into, lending money or extending credit pursuant to, receiving payments under or enforcing this Agreement) and the activities of such party pursuant to or in respect of similar agreements and (iii) in the case of a Lender other than a Transferee, the amount of withholding taxes imposed by the United States or any political subdivision thereof ("U.S. Withholding Taxes") on a payment hereunder to such Lender to the extent of the amount of U.S. Withholding Taxes that would have been imposed on such payment if such payment had been made to such Lender on the date it became a party to this Agreement (all such nonexcluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to any Lender (or any Transferee) or the Agent, (A) the sum payable shall be increased by the amount necessary so that after making all required deductions (including deductions applicable to additional amounts payable under this Section 5.6) such Lender (or Transferee) or the Agent, as the case may be, shall receive an amount equal to the sum it would have received had no such deductions been made, (B) the Borrower shall make such deductions and (C) the Borrower shall pay the full amount deducted to the relevant taxing authority or other
         Governmental Authority in accordance with applicable law; provided, however, that no Transferee shall be entitled to receive any greater payment under this clause (a) than the transferor with respect to such Transferee would have been entitled to receive with respect to the rights assigned, participated or otherwise transferred pursuant to the terms of this Agreement except (x) subject to the last sentence of
         Section 11.11.2, to the extent that such greater payment arises as a result of a change in applicable law, regulation or official interpretation thereof, or an amendment, modification or revocation of any applicable tax treaty or a change in official position regarding the application or interpretation thereof (a "Change in Law"), in each case that is enacted, executed, promulgated or otherwise issued after the date of such assignment, participation or transfer, or, in the case of a Change in Law promulgated or issued in proposed form prior to such date, that becomes effective after such date, or (y) if such assignment, participation or Advance shall have been made at the request of the Borrower.

                  (b) The Borrower shall pay any current or future stamp or documentary taxes or any other excise or property (including intangible property) taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Transaction Document (all such taxes, charges or similar levies being hereinafter referred to as "Other Taxes").

                  (c) The Borrower shall indemnify each Lender (or Transferee) and the Agent for the full amount of Taxes and Other Taxes paid by such Lender (or Transferee) or the Agent, as the case may be, and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted by the relevant taxing authority or other Governmental Authority. Such indemnification shall be made within 30 days after the later of (i) the date any Lender (or Transferee) or the Agent, as the case may be, pays such Taxes or Other Taxes to the relevant taxing authority or other Governmental Authority and (ii) the date on which written demand is made in accordance with the following sentence. Each Lender (or Transferee) or the Agent shall make written demand for such indemnification no later than 30 days after the earlier of (i) the date on which such Lender (or Transferee) or the Agent makes such payment of such Taxes or Other Taxes and (ii) the date on which such relevant taxing authority or other Governmental Authority makes written demand upon such Lender (or Transferee) or the Agent for payment of such Taxes or Other Taxes.

                  (d) If a Lender (or Transferee) or the Agent shall become aware that it is entitled to receive a refund or credit in respect of Taxers or Other Taxes (including any penalties or interest with respect thereto) as to which it has been indemnified by the Borrower pursuant to this Section 5.6, it shall promptly notify the Borrower of the availability of such refund or credit and shall, within 30 days after receipt of a request by the Borrower, apply for such refund or credit at the Borrower's expense, and in the case of an application for such refund or credit by the Borrower, shall, if legally able to do so, deliver to the Borrower such certificates, forms or other documentation as may be reasonably necessary to assist the Borrower in such application. If any Lender (or Transferee) or Agent receives a refund or credit in respect of any Taxes or Other Taxes as to which it has been indemnified by the Borrower pursuant to this Section 5.6, it shall promptly notify the Borrower of such refund or credit and shall, within 10 days after receipt of such refund or the benefit of such credit, repay the amount of such refund or enefit of such credit to the

         Borrower (to the extent of amounts that have been paid by the Borrower under this Section 5.6 with respect to Taxes or other Taxes giving rise to such refund or credit), plus any interest received with respect thereto, net of all out-of-pocket expenses (including taxes imposed with respect to such refund, credit or any interest received with respect thereto) of such Lender (or Transferee) or Agent and without interest (other than interest actually received from the relevant taxing authority or other Governmental Authority with respect to such refund or credit); provided that the Borrower, upon the request of such Lender (or Transferee) or Agent, agrees to return the amount of such refund or credit (plus penalties, interest or other charges) to such Lender (or Transferee) or the Agent in the event such Lender (or Transferee ) or the Agent is required to repay the amount of such refund or credit to the relevant taxing authority or other Governmental Authority. Nothing contained in this clause (d) shall require any Lender (or Transferee) or the Agent to make available any of its tax returns (or any other information relating to its taxes which it deems to be confidential).

                  (e) Within 30 days after the date of any payment of Taxes or Other Taxes withheld by the Borrower in respect of any payment to any Lender (or Transferee) or the Agent, the Borrower will furnish to the Agent the original or a certified copy of a receipt evidencing payment thereof (or, if no such receipt is provided by the relevant taxing authority or other Governmental Authority, other satisfactory documentation evidencing payment of such Taxes or Other Taxes).

                  (f) Without prejudice to the survival of any other agreement contained herein, the agreements and obligations contained in this
         Section 5.6 shall survive the payment in full of the principal of and interest on all Advances and all other amounts hereunder.

                  (g) On or before the date it becomes a party to this Agreement and from time to time thereafter as renewals are due, each Lender (or Transferee) that is organized under the laws of a jurisdiction outside the United States shall (but (x) in the case of a Transferee or (y) in the case of a Lender other than a Transferee only with respect to any renewal, if legally able to do so) deliver to the Borrower such certificates, documents or other evidence, as required by the Code or Treasury Regulations issued pursuant thereto, including two original copies of Internal Revenue Service Form 1001 or Form 4224 and any other certificate or statement of exemption required by Treasury Regulation
         Section 1.1441-1, 1.1441-4 or 1.1441-6(c) or any subsequent version thereof or successors thereto, properly completed and duly executed by such Lender (or Transferee) establishing that such payment is (i) not subject to United States Federal withholding tax under the Code because such payments are effectively connected with the conduct by such Lender (or Transferee) of a trade or business in the United States or (ii) (A) totally exempt from United States Federal withholding tax under a provision of an applicable tax treaty or (B) other than in the case of a Lender (other than a Transferee) on the date such Lender becomes a party to this Agreement, subject to a reduced rate of such tax under a provision of such a treaty. Unless the Borrower and the Agent have received forms or other documents satisfactory to them indicating that such payments hereunder are not subject to United States Federal withholding tax, the Borrower or the Agent shall withhold taxes from such payments at the applicable statutory or treaty rate. Each Lender (or Transferee) that is organized under the laws of the United States of America or any jurisdiction thereof shall deliver to the Borrower an original copy of Internal Revenue Service Form W-9 (or applicable successor form) properly completed and duly executed by such Lender (or Transferee). Each Lender (or Transferee) and the Agent shall, if legally able to do so, and upon written reasonable request by the Borrower (or if a Lender (or Transferee) or the Agent shall otherwise become aware that it is legally able to deliver such forms or documentation, within 30 days after the date it becomes so aware), deliver to the Borrower such other forms or documentation as may be appropriate to minimize any Taxes on payments made pursuant to this Agreement or Other Taxes; provided, however, that nothing contained in this clause (g) shall require any Lender (or Transferee), or the Agent to make available any tax returns (or any other information relating to its taxes that it deems confidential).

                  (h) The Borrower shall not be required to pay any additional amounts to any Lender (or Transferee) in respect of United States Federal withholding tax pursuant to this Section 5.6 to the extent that the obligation to pay such additional amounts would not have arisen but for a failure by such Lender (or Transferee) to comply with the provisions of clause (g).

                  (i) Each Lender (or Transferee) shall promptly notify the Borrower and the Agent of any change in the office through which it makes its Advances to an office outside the United States. In the event any Lender (or Transferee) so changes such office, such Lender (or Transferee) shall not be entitled to receive any greater payment under this Section 5.6 than such Lender (or Transferee) would have been entitled to receive had such change not occurred, unless (i) such greater payment arises as a result of a Change in Law enacted, executed, promulgated or otherwise issued after the date of such change in such office, or, in the case of a Change in Law promulgated or issued in proposed form prior to such date, that becomes effective after such date, or (ii) such change in such office shall have been made at the request of the Borrower.

                  (j) Any Lender (or Transferee) claiming any additional amounts payable pursuant to this Section 5.6 shall use reasonable efforts (consistent with legal and regulatory restrictions) to take any action to avoid or minimize any amounts that otherwise may be payable by the Borrower pursuant to this Section 5.6, including filing any certificate or document or changing the jurisdiction of its applicable lending office, provided that such action would not, in the good faith determination of such Lender (or Transferee), be materially disadvantageous to such Lender (or Transferee) (it being understood that materiality for these purposes shall be determined by reference to the benefits received by such Lender under this Agreement).

                  (k) Notwithstanding any other provision in this Agreement, except Section 5.5, as such Section relates to reserve, deposit or similar requirements that take the form of a tax, Sections 11.10, and

         8.1.4, or in any other Transaction Document, this Section 5.6 provides the exclusive remedy to any Lender, Transferee or other party hereto with respect to taxes under this Agreement or under any other Transaction Document.

         SECTION 5.7. Payments, Computations, etc. (a) Unless otherwise expressly provided and subject to clause (b) below, all payments by the Borrower pursuant to this Agreement, the Notes and any other Transaction Document shall be made by the Borrower to the Agent for the pro rata account of the Lenders entitled to receive such payment. All such payments required to be made to the Agent by the Borrower shall be made, without setoff, deduction or counterclaim, not later than 2:30 p.m., Atlanta time, on the date due, in same day or immediately available funds, to such account as the Agent shall specify from time to time by notice to the Borrower. Funds received after that time shall be deemed to have been received by the Agent on the next succeeding Business Day. The Agent shall promptly remit in same day funds to each Lender its share, if any, of such funds received by the Agent for the account of such Lender. All interest and fees shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such interest or fee is payable over a year comprised of 360 days (or, in the case of interest on a Base Rate Advance, 365 days or, if appropriate, 366 days). Whenever any payment to be made shall otherwise be due on a day which is not a Business Day, such payment shall (except as otherwise required by the definition of the term "Interest Period" with respect to Fixed Rate Advances) be made on the next succeeding Business Day and such extension of time shall be included in computing interest and fees, if any, in connection with such payment.

         (b) During the Amortization Period, if no Trigger Event has occurred, payments made in respect of principal of, or interest on, the Advances shall be applied first to the Aggregate Outstanding Liquidity Advances, and accrued interest thereon, and second to the Aggregate Outstanding CP Rate Advances, and accrued interest therein. If a Trigger Event has occurred and the Amortization Period is in effect, (x) the Trigger Percentage of such payments of principal and interest shall be applied to the Aggregate Outstanding Liquidity Advances and accrued interest thereon, and (y) the remainder of such principal and interest shall be applied to the Aggregate Outstanding CP Rate Advances and accrued interest thereon.

         SECTION 5.8. Sharing of Payments. If any Liquidity Lender shall obtain any payment or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of any Liquidity Advance (other than pursuant to the terms of Sections 5.3, 5.4, 5.5 and 5.6) in excess of its pro rata share of payments then or therewith obtained by all Liquidity Lenders, such Liquidity Lender shall purchase from the other Liquidity Lenders such participations in Liquidity Advances made by them as shall be necessary to cause such purchasing Liquidity Lender to share the excess payment or other recovery with each of them on a pro rata basis, computed on the basis of each Liquidity Lender's outstanding Liquidity Advances; provided, however, that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Liquidity Lender, the purchase shall be rescinded and each Liquidity Lender which has sold a participation to the purchasing Liquidity Lender shall repay to the purchasing Liquidity Lender the purchase price to the ratable extent of such recovery together with an amount equal to such selling Liquidity

Lender's ratable share (according to the proportion of : (a) the amount of such selling Liquidity Lender's required repayment to the purchasing Liquidity
Lender, to (b) the total amount so recovered from the purchasing Liquidity Lender) of any interest or other amount paid or payable by the purchasing Liquidity Lender in respect of the total amount so recovered.

         The Borrower agrees that any Liquidity Lender so purchasing a participation from another Liquidity Lender pursuant to this Section may, to the fullest extent permitted by law, exercise all its rights of payment (including pursuant to Section 5.9) with respect to such participation as fully as if such Liquidity Lender were the direct creditor of the Borrower in the amount of such participation. If under any applicable bankruptcy, insolvency or other similar law, any Liquidity Lender receives a secured claim in lieu of a setoff to which this Section applies, such Liquidity Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Liquidity Lenders entitled under this Section to share in the benefits of any recovery on such secured claim.

         SECTION 5.9. Setoff. Each Lender shall, upon the occurrence of any Potential Amortization Event, have the right to appropriate and apply to the payment of the Obligations owing to it (whether or not then due), and (as security for such Obligations) the Borrower hereby grants to each Lender a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of the Borrower then or thereafter maintained with such Lender; provided, however, that any such appropriation and application shall be subject to the provisions of Section 5.8. Each Lender agrees promptly to notify the Borrower and the Agent after any such setoff and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which such Lender may have.

         SECTION 5.10. Replacement of Liquidity Lenders. (a) If at any time the credit rating assigned to the short-term obligations of any Liquidity Lender by S&P or Moody's is withdrawn or downgraded below A-1 or P-1, as applicable, the Borrower may

                  (i) upon five Business Days' prior written notice given to the Agent and such affected Liquidity Lender, replace such affected Liquidity Lender with (x) an Eligible Assignee and such replacement shall be made in accordance with clause (b) of Section 11.11.1; provided that the consent of the Agent shall not be required for such replacement or (y) a Liquidity Lender already a party to this Agreement, but no such replacement pursuant to this clause (i) shall be effective unless S&P and Moody's shall have confirmed in writing to the Borrower and the Agent that such replacement would not result in a withdrawal or reduction of the rating on the Commercial Paper Notes by S&P or Moody's below A-1 or P-1; or

                  (ii) request a Liquidity Advance from such affected Liquidity Lender (the "Affected Liquidity Lender") in the amount of such affected Liquidity Lender's unfunded Liquidity Commitment (such Liquidity

         Advance shall be known as a "Prefunded Advance") if each of the conditions specified in Section 6.3.1 have been satisfied and subject to the following:

                           (A) The  Prefunded  Advance  will be deposited by the
                  Affected Liquidity Lender into a segregated trust account (the "Escrow Account") held by the Agent on behalf of such Affected Liquidity Lender. On the date of any proposed Borrowing, the Collateral Agent shall deposit with the Agent all or a portion of the Prefunded Advance in the amount of such Affected Liquidity Lender's Percentage of the requested Borrowing determined in accordance with the provisions contained in
                  Section 3.5.

                           (B) After a Prefunded Advance has been made and prior
                  to the Refunding Advance Commitment Termination Date, all repayments made by the Borrower in respect of any Borrowing shall be made in accordance with Section 5.7; provided, however, that instead of paying the Affected Liquidity Lender's pro rata share of all principal repayments to such Affected Liquidity Lender, the Agent shall deposit all such amounts into the Escrow Account.

                           (C) Upon the occurrence of the Refunding Advance Commitment Termination Date, the Collateral Agent shall return to the Affected Liquidity Lender all amounts on deposit in the Escrow Account.

                           (D) At the Borrower's option, the amounts held in the
                  Escrow Account shall bear interest at (i) the rate set forth in Section 4.2.1(i)(a) or (ii)(a), as applicable, or (ii) the rate set forth in Section 4.2.1.(i)(b) or (ii)(b), as applicable, and such interest payments shall be made into the Escrow Account and payable in accordance with Section 4.3.

                           (E) The  Collateral  Agent  shall  invest or reinvest
                  amounts held in the Escrow Account on any Business Day in Permitted Investments pursuant to the written direction of the Borrower or its designee. All earnings in respect of such Permitted Investments will be deposited monthly on the
                  Business Day preceding each Payment Date in the Collection Deposit Account and will be available to be applied in accordance with Section 3.01 of the Facility Agreement. The Collateral Agent will not be responsible or liable for any loss resulting from the investment performance of any investment or reinvestment of any amounts held in the Escrow Account, in Permitted Investments or from the sale or liquidation of any Permitted Investments in accordance with this Agreement.

                           (F) The Collateral  Agent may liquidate any Permitted
                  Investment when the Affected Liquidity Lender is required to fund its Percentage of a requested Borrowing. The Collateral Agent agrees to use its best efforts to schedule the maturity of such Permitted Investments so as to avoid the necessity of liquidating any Permitted Investment. The Collateral Agent shall, with respect to all such Permitted Investments (i) make such Permitted Investments in the name of, and payable to, the Collateral Agent or its nominee, and (ii) include in the Collateral Agent's books and records the notation that such Permitted Investments are maintained pursuant to the Security Agreement. On each Settlement Date, all earnings received on the Permitted Investments in the Escrow Account maturing on or prior to the Settlement Date which have not been previously deposited in the Escrow Account will be deposited into the Escrow Account.

                           (G) All amounts deposited in the Escrow Account shall
                  be applied to the making of Liquidity Advances in accordance with Sections 3.4, 3.5 and 3.6; or

         (b) In the event that (i) any Liquidity Lender shall have refused (and shall not have retracted such refusal) to make available any Liquidity Advance on its part to be made available hereunder, other than solely as a result of a failure of any condition set forth in Article VI to be satisfied (such condition not having been effectively waived in accordance with the terms hereof); (ii) any Liquidity Lender shall have notified the Agent or the Borrower (and shall not have retracted such notification) that it does not intend to comply with any of its obligations hereunder, other than solely as a result of the failure of any condition set forth in Article VI to be satisfied (such condition not having been effectively waived in accordance with the terms hereof); (iii) (A) a receiver, trustee, conservator or other custodian shall have been appointed with respect to any Liquidity Lender or its property at the direction or request of any regulatory agency or authority or (B) an order, action, process or proceeding of the type contemplated by Section 7.6 shall be commenced by or against such Liquidity Lender (or such Liquidity Lender shall have consented to any such order, action, process or proceeding), or (iv) the Borrower is required pursuant to Sections 5.3 through 5.6 to make any payment to or on behalf of any Liquidity Lender (or Transferee) (or would be so required on or prior to the next following date on which a payment hereunder (other than pursuant to Section 5.6) is required to be made to or for any such Liquidity Lender), then the Borrower shall have the right, at its own expense, upon notice to such Liquidity Lender and the Agent, to require such Liquidity Lender, and such Liquidity Lender hereby agrees to transfer and assign without recourse (in accordance with and subject to the restrictions contained in Section 11.11) all the interests, rights and obligations of such Liquidity Lender to an Eligible Assignee provided by the Borrower; provided, however, that (i) no such assignment shall conflict with any law, rule, regulation or Governmental Authority, (ii) such assignment shall be without recourse, representation and warranty and shall be on terms and conditions reasonably satisfactory to such replaced Liquidity Lender and such designated financial institution, (iii) the purchase price paid by such designated financial institution shall be in an amount equal to the aggregate amount of all Liquidity Advances owed to such replaced Liquidity Lender and (iv) the Borrower or such Eligible Assignee, as the case may be, shall pay to such replaced Liquidity Lender in same day funds on the date of such assignment the principal of and interest accrued to the date of payment on the Liquidity Advances made by such replaced Liquidity Lender hereunder and all other amounts accrued for such replaced Liquidity Lender's account or owed to it hereunder, including those amounts owed pursuant to Sections 5.3 through 5.6. Upon the effective date of such assignment, such Borrower shall issue a replacement Note or Notes, as the case may be, to such designated financial institution and such institution shall become a "Liquidity Lender" for all purposes under this Agreement and all other Transaction Documents.

         (c) The Borrower shall be permitted at any time to reduce the Liquidity Commitment Amount in accordance with clause (a) of Section 3.3.

         SECTION 5.11. Subordination. The Agent and the Lenders agree that the obligations of the Borrower set forth in Sections 5.3, 5.4, 5.5, 5.6, 11.3, and
11.4 hereof shall be subordinate in right of payment to the obligations of the Borrower to make payments of principal of and interest on the Advances and shall constitute claims against the Borrower only to the extent (if any) that the assets of the Borrower are sufficient for the payment thereof in accordance with the distributions of Collections and other amounts pursuant to Section 3.01 of the Facility Agreement.

                                   ARTICLE VI

                              CONDITIONS PRECEDENT

         SECTION 6.1. Conditions to Effectiveness. This Agreement shall become effective on the date (the "Effective Date") which shall be the first day on which all of the conditions set forth in Section 6.1 have been satisfied.

         SECTION 6.1.1. Resolutions. The Agent shall have received: (i) a copy of the certificate or articles of incorporation, including all amendments thereto, of the Borrower and each Seller, certified as of a recent date by the Secretary of State of its state of incorporation, and such certificate or articles shall be in form and substance satisfactory to the Agent and its counsel, and a certificate as to the good standing of the Borrower and each Seller as of a recent date, from such Secretary of State; (ii) a certificate of the Secretary or Assistant Secretary of the Borrower and each Seller dated the Effective Date and certifying (A) that attached thereto is a true and complete copy of the Bylaws of such Person as in effect on the Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions in form and substance satisfactory to the Agent and its counsel and duly adopted by the Board of Directors of such Person authorizing the execution, delivery and performance of each of the Transaction Documents to which such Person is a party and the transactions contemplated thereby, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation of such Person has not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (i) above and (D) as to the incumbency and specimen signature of each officer executing any Transaction Document or any other document delivered in connection herewith on behalf of such Person; (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (ii) above; and (iv) such other documents as the Agent or its counsel,

Mayer, Brown & Platt, may reasonably request.

         SECTION 6.1.2. Agreement. The Agent shall have received executed counterparts of this Agreement, duly executed by the Borrower, the Agent, and each Lender.

         SECTION 6.1.3. Notes. The Agent shall have received, for the account of each Lender, such Lender's Liquidity Note or CP Rate Note duly executed and delivered by the Borrower; and the Company shall have executed and delivered the Subordinated Note to BII, and shall have delivered a copy thereof to the Agent.

         SECTION 6.1.4.   UCC Filings.  The Agent shall have received

                  (a) duly executed Uniform Commercial Code financing statements (Form UCC-1), naming the Borrower as the debtor and the Collateral Agent as the secured party, or other similar instruments or documents, to be filed under the Uniform Commercial Code of all jurisdictions as may be necessary or, in the opinion of the Collateral Agent, desirable to perfect the security interest of the Collateral Agent in the Collateral, other than the Related Security constituting inventory or other tangible property, pursuant to the Security Agreement; and

                  (b) a payout letter from the Bank of Nova Scotia, specifying the amount required to be paid as a condition to the termination of the 1994 Liquidity Agreement; and executed copies of proper Uniform Commercial Code Form UCC-3 termination statements, if any, necessary to release all Prior Liens (provided that such termination statements may be held in escrow until termination of the 1994 Liquidity Agreement) and other rights of any Person in any collateral described in the Security Agreement previously granted by any Person, together with such other Uniform Commercial Code Form UCC-3 termination statements as the Agent may reasonably request from the Borrower.

         SECTION 6.1.5. Purchase Agreement. The Agent shall have received executed counterparts of the Purchase Agreement and all other documents delivered pursuant to Article III thereof, in form and substance satisfactory to the Agent and its counsel.

         SECTION 6.1.6. Facility Agreement; Security Agreement. The Agent shall have received executed counterparts of the Facility Agreement and the Security Agreement, dated the date hereof, and duly executed by the Borrower, the Servicer, the Collateral Agent and the Agent.

         SECTION 6.1.7. Effective Date Certificate. The Agent shall have received an Effective Date Certificate, dated the Effective Date, and duly executed and delivered by an Authorized Officer of the Borrower, in which Effective Date Certificate, the Borrower shall have represented and warranted that the statements made therein are true and correct as of the Effective Date and that no Purchase Termination Event or Amortization Event has occurred and is continuing, and, at the time such certificate is delivered, the Agent shall be satisfied that such statements are in fact true and correct. All documents and agreements, including certain Transaction Documents, shall be in form and substance satisfactory to the Agent.

         SECTION 6.1.8. Purchase Agreement Conditions. All conditions to the obligations of the Borrower and the Sellers under the Purchase Agreement shall have been satisfied in all respects.

         SECTION 6.1.9. Licenses, etc. The Collateral Agent shall have received licenses, or the Collateral Agent shall otherwise be satisfied with its ability, to use any computer programs, material tapes, disks, cassettes and data necessary or advisable to permit the collection of the Receivables by a servicer without the participation of any Seller or the Borrower and the Agent shall have reviewed and been satisfied with such materials.

         SECTION 6.1.10. Lockbox Accounts and Concentration Account. The Agent shall have received evidence that the Lockbox Accounts and the Concentration Account have been established and maintained in accordance with the terms of this Agreement, the Security Agreement and the Facility Agreement, and the Agent shall be satisfied with the arrangements for the collection of the Receivables.

         SECTION 6.1.11. Policies. The Agent shall be satisfied with respect to the Policies in effect as of the Effective Date.

         SECTION 6.1.12. Board of Directors. The Agent shall be satisfied with the independence of the Borrower's independent director.

         SECTION 6.1.13. Financial Statements. The Agent shall have received audited financial statements, including a balance sheet and income statement of the Borrower for the period ended September 28, 1996.

         SECTION 6.1.14. Solvency Certificate. The Agent shall have received a certificate, dated the Effective Date, and duly executed by a Financial Officer of the Borrower, in scope and substance satisfactory to the Agent, to the effect that the Borrower will be solvent after giving effect to the transactions contemplated by this Agreement and the other Transaction Documents.

         SECTION 6.1.15. Insurance. The Agent shall have received evidence that all insurance policies and coverages required pursuant to Section 8.1.3 are in effect.

         SECTION 6.1.16. No Material Adverse Change. No material adverse change in the condition (financial or otherwise), operations, business, properties, assets or prospects of the Borrower and its Subsidiaries shall have occurred from those set forth in the consolidated financial statements of BII and its Subsidiaries for the period ending June 28, 1997.

         SECTION 6.1.17. Legal Opinions. The Agent shall have received favorable written opinions, dated the Effective Date, and addressed to the Lenders, from the general counsel to the Borrower, substantially in the form of Exhibit I hereto.

         SECTION 6.1.18. Certification as to Separateness. The Agent shall have received a certificate in the form of Exhibit K hereto of the Chief Financial Officer of BII (which certificate shall relate to circumstances in effect on the date hereof).

         SECTION 6.1.19. Closing Fees. The Agent shall have received for its own account and for the account of the Lenders any fees due and payable pursuant to any fee letters or commitment letters entered into with the Lenders.

         SECTION 6.1.20. Satisfactory Legal Form. All documents executed or submitted pursuant hereto by or on behalf of the Borrower shall be satisfactory in form and substance to the Agent and its counsel; the Agent and its counsel shall have received all information, approvals, opinions, documents or instruments as the Agent or its counsel may reasonably request.

         SECTION 6.2. Conditions to the Making of Each Revolving Advance and Each CP Rate Advance. The obligation of any Liquidity Lender to make any
Revolving Advance and (if the Conduit Lender elects to do so) of the Conduit Lender to make any CP Rate Advance hereunder are subject to the satisfaction of the following conditions:

         SECTION 6.2.1. Representations and Warranties. On the date of the making of such Revolving Advance or CP Rate Advance and after giving effect thereto, the representations and warranties of the Borrower set forth in this Agreement or any other Transaction Documents to which it is a party shall be true and correct with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date).

         SECTION 6.2.2. No Amortization Event. At the time of the making of such Revolving Advance or CP Rate Advance and after giving effect thereto, there shall have occurred and be continuing no Amortization Event and no Potential Amortization Event.

         SECTION 6.2.3. No Bankruptcy Proceeding. No Amortization Event or Potential Amortization Event of the type described in Section 9.1.7 (without giving effect to the 60 day grace periods referred to therein) shall have occurred and be continuing.

         SECTION 6.2.4. No Borrowing Base Deficiency. A Borrowing Base Deficiency shall not exist after giving effect to the application of funds in accordance with Section 3.01 of the Facility Agreement and the making of such Revolving Advance or CP Rate Advance would not result in a Borrowing Base Deficiency.

         SECTION 6.2.5.  Receipt of Weekly Report. The Agent shall have received
(i) the Weekly Report due on the date of the initial Advance and the Weekly Report due on any date on which the aggregate principal amount of outstanding

Advances increases and (ii) a Monthly Settlement Statement for the Fiscal Month relating to the Monthly Settlement Date occurring on or immediately preceding such date.

         SECTION 6.2.6. Borrowing Request. The Agent shall have received a Borrowing Request for such Borrowing.

         SECTION 6.2.7. Initial Funding. Prior to the initial Revolving Advance or CP Rate Advance, each of the following shall be true:

                  (i) The Bank of Nova Scotia, as Agent under the 1994 Liquidity Agreement, shall have released the UCC-3 termination statements described in Section 6.1.4 and shall have taken such other action as the Agent shall reasonably request to terminate the Prior Liens; and

                  (ii) the Concentration Bank Letter and the Lockbox Bank Letters shall be in full force and effect, and the lockbox arrangements made in connection with the 1994 Liquidity Agreement shall have been terminated.

         SECTION 6.3. Conditions Precedent to the Making of Each Refunding Advance. The obligation of any Liquidity Lender to acquire a CP Rate Advance (thereby effecting a Refunding Advance) shall be subject to the satisfaction of the following conditions at the time of such acquisition:

         SECTION 6.3.1. No Bankruptcy. No bankruptcy proceeding of the type described in this Section 6.3.1(a) or (b) with respect to the Conduit Lender shall have occurred and (after giving effect to all applicable grace periods) be continuing:

         (a) (i) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Conduit Lender in an involuntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, which decree or order is not stayed, or any other similar relief shall be granted under any applicable federal or state law; or (ii) an involuntary case is commenced against the Conduit Lender under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over the Conduit Lender, or over all or a substantial part of its respective property, shall have been entered; or an interim receiver, trustee or other custodian of the Conduit Lender for all or a substantial part of its respective property is involuntarily appointed; or a warrant of attachment, execution or similar process is issued against any substantial part of the property of the Conduit Lender, and the continuance of any such events in subclause (ii) for 60 days unless dismissed, bonded or discharged; or

         (b) the Conduit Lender shall have an order for relief entered with respect to it or shall commence a voluntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in any involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; or the making by the Conduit Lender of any assignment for the benefit of creditors; or the inability or failure of the Conduit Lender, or the admission by the Conduit Lender in writing of its inability to pay, its debts as such debts become due; or the Board of Directors of the Conduit Lender (or any committee thereof) adopts any resolution or otherwise authorizes action to approve any of the foregoing.

         SECTION 6.3.2. Availability. The principal amount of the Refunding Loan being requested, when added to the Aggregate Outstanding Liquidity Advances as of the close of business on the date of such Refunding Advance does not exceed the Available Liquidity Commitment.

         SECTION 6.4. Conditions Precedent to Continuation/Conversion Roll-Over. The ability of the Borrower to continue any Liquidity Advance, or to convert any Liquidity Advance, into a Liquidity Advance of a different type, shall be subject to the satisfaction of the following condition at the time of such continuation or conversion: the representations and warranties of the Borrower set forth in Section 7.19 of this Agreement shall be true and correct as if then made.

                                   ARTICLE VII

                         REPRESENTATIONS AND WARRANTIES

         To induce the Lenders and the Agent to enter into this Agreement and to make Advances hereunder, the Borrower represents and warrants to the Agent and each Lender as set forth in this Section 7.1.

         SECTION 7.1. Organization; Powers. The Borrower (a) is a limited purpose corporation duly organized, validly existing and in good standing under the laws of the State of Delaware whose activities are restricted to the matters of the nature contemplated or permitted by this Agreement and the other Transaction Documents, (b) has at least one independent director who (i) is not a direct, indirect or beneficial stockholder (other than as an investor in mutual funds which hold an interest in the stock of any member of the Parent Group), officer, director, employee, Affiliate, supplier or direct customer of any member of the Parent Group and (ii) does not serve as trustee in bankruptcy for any member of the Parent Group, (c) has all requisite corporate power and authority to own its property and assets and to carry on its business as now conducted and as proposed to be conducted, (d) is qualified to do business in every jurisdiction where such qualification is required, except where the failure to be so qualified will not have a material adverse effect on the conduct of the business assets, operations, condition (financial or otherwise), properties or prospects of the Borrower, and (e) has the corporate power and authority to execute, deliver and perform its obligations under each of the Transaction Documents and each other agreement or instrument contemplated thereby to which it is or will be a party, and to consummate the transactions contemplated hereby and thereby.

         SECTION 7.2. Ownership; Subsidiaries. All the issued and outstanding capital stock of the Borrower (i) has been validly issued, is fully paid and non-assessable and is owned of record and (ii) except as otherwise permitted by
Section 8.2.14, is owned, legally and beneficially, by BII. The Borrower has no Subsidiaries and owns no capital stock of, or other interest in, any Person.

         SECTION 7.3. Authorization. The execution, delivery and performance by the Borrower of each of the Transaction Documents and the consummation of the other transactions contemplated hereby and thereby (a) have been duly authorized by all requisite corporate and, if required, stockholder action and (b) will not
(i) violate any provision of law applicable to it, its Certificate of Incorporation or Bylaws, or any order, judgment or decree of any court or other agency of government binding on it, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any of its Contractual Obligations, (iii) result in or require the creation or imposition of any Lien upon any of its properties or assets (except as contemplated by the Transaction Documents) or (iv) require any approval of stockholders or any approval or consent of any Persons under any Contractual Obligation of the Borrower or any member of the Parent Group, except for (A) such approvals or consents which will be obtained on or before the Effective Date and are set forth in Schedule II and (B) such violations, conflicts, breaches, Liens and defaults which would not have, and such approvals the absence of which would not have, a material adverse effect on (1) the business, operations, property, assets or condition (financial or otherwise) of the Borrower, (2) the validity or enforceability of, or the ability of the Borrower to perform its obligations under, the Transaction Documents or (3) the validity, enforceability or priority of the Liens created by the Purchase Agreement, this Agreement and the Security Agreement.

         SECTION 7.4. Governmental Consents. The execution, delivery and performance by the Borrower of each Transaction Document and the consummation of the transactions contemplated hereby and thereby do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other Governmental Authority except for (i) the UCC financing statements referred to in clause (a) of Section 6.1.4 and (ii) filings, consents, notices, authorizations, and approvals the absence of which would not have a material adverse effect on (A) the business, operations, property, assets or condition (financial or otherwise) of the Borrower, (B) the validity or enforceability of, or the ability of the Borrower to perform its obligations under, the Transaction Documents or (C) the validity, enforceability or priority of the Liens created by the Purchase Agreement and the Security Agreement.

         SECTION 7.5. Binding Obligations. This Agreement is, and the other Transaction Documents to which the Borrower is a party, when executed and delivered will be, the legally valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

         SECTION 7.6. Litigation; Adverse Facts. There is no action, suit, proceeding, governmental investigation of which the Borrower has knowledge or arbitration (whether or not purportedly on behalf of the Borrower) at law or in equity or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, pending or, to the knowledge of the Borrower, threatened against or affecting the Borrower or any of its property thereof which would reasonably be expected to have a material adverse effect on (i) the business, operations, property, assets or condition (financial or otherwise) of the Borrower, (ii) the validity or enforceability of, or the ability of the Borrower to perform its obligations under, the Transaction Documents or (iii) the validity, enforceability or priority of the Liens created by the Purchase Agreement and the Security Agreement.

         SECTION 7.7. Investment Company Act; Public Utility Holding Company Act. The Borrower is not (a) an "investment company" or an "affiliated person" of, or "principal underwriter" or "promoter" for, an "investment company", as such terms are defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935. The transactions contemplated by this Agreement and the other Transaction Documents will not violate any provision of such Acts or any rule, regulation or order issued by the Securities and Exchange Commission thereunder.

         SECTION 7.8. Financial Information. All financial statements of the Borrower furnished to the Lenders pursuant to Section 6.1.16 and clauses (b) and
(c) of Section 8.1.5 have been prepared in accordance with GAAP, consistently applied, and present fairly the financial condition of the Borrower, as at the dates thereof and the results of its operations for the periods then ended.

         SECTION 7.9. Financing Statements. Except for financing statements as to which releases have been provided to the Agent (as specified in Sections
6.1.4 and 6.2.7), there is no effective financing statement (or similar statement or instrument of registration under the law of any jurisdiction) now on file or registered in any public office filed by or on behalf of the Borrower or the Sellers covering any interest of any kind in the Receivables, and the Borrower will not execute nor will there be on file in any public office any effective financing statement (or similar statement or instrument of registration under the laws of any jurisdiction) relating to the Receivables, except, in each case, for (i) any financing statements filed by the Sellers pursuant to the Purchase Agreement, (ii) any financing statements filed in respect of and covering the interests of the Collateral Agent pursuant to the Security Agreement and (iii) financing statements for which a Form UCC-3 termination statement has been delivered to the Agent pursuant to clause (b) of
Section 6.1.4.

         SECTION 7.10. Filings. All filings and recordings (other than the UCC financing statements and termination statements described in Section 6.1 which duly executed financing statements and termination statements will have been delivered to the Agent by the Effective Date) required to perfect the undivided interests of the Lenders in the Receivables (other than Receivables having Obligors resident in Canada) will have been accomplished by the Effective Date and will be in full force and effect; provided, however, that the Borrower agrees promptly upon the request of the Collateral Agent (which request shall be at the direction of the Required Lenders) to perfect the undivided interests of the Lenders in such Receivables having obligors resident in Canada if (i) the amount of Required Reserves on any day exceeds 15% of the face amount of Eligible Receivables on such day or (ii) a Potential Amortization Event has occurred.

         SECTION 7.11. Location of Office and Records. As of the Effective Date,
(a) the chief place of business and chief executive offices of the Borrower are located at such address in Nevada as is provided by the Borrower to the Agent on the Effective Date and (b) the offices where the Borrower keeps all the documents, agreements, books and records relating to the Receivables are located at the locations specified on Schedule V to the Purchase Agreement.

         SECTION 7.12. No Other Liens. The Borrower has, at the Closing Date, immediately prior to the conveyance to the Collateral Agent pursuant to the Security Agreement, sole legal title to the Receivables existing as of the Closing Date and the Borrower will have, immediately prior to the conveyance to the Collateral Agent pursuant to the Security Agreement of the Receivables transferred to the Borrower after the Closing Date, sole legal title to such Receivables, and none of the Receivables are subject to any Lien (other than the Prior Liens, which shall be released within 14 days of the Effective Date), or other claim of any kind or to any offset, counterclaim or defense of any kind, other than Liens created pursuant to the Transaction Documents or asserted by an Obligor in its capacity as such.

         SECTION 7.13. Security Agreement. The Liens created in favor of the Collateral Agent for the benefit of the Secured Parties (as defined in the Security Agreement) under the Security Agreement will, at all times on and after the Closing Date (except for the Prior Liens, which shall be terminated within the 14 days of the Effective Date), constitute first priority perfected security interests in the Collateral as security for payment of the Obligations, and the Collateral will not be subject to any Liens, other than the Prior Liens.

         SECTION 7.14. Liens on Assets. There are no Liens of any nature on any of the property or assets of the Borrower, except the Liens created pursuant to the Transaction Documents and the Prior Liens. The Borrower is not a party to any contract, agreement, lease or instrument the performance of which, either unconditionally or upon the happening of any event, will result in or require the creation of a Lien on any of the property or assets of the Borrower or otherwise result in a violation of any of the Transaction Documents. The Prior Liens will be released within 14 days of the Effective Date.

         SECTION 7.15. No Amortization Event. On the date hereof and on the Effective Date, there exists no Amortization Event or Potential Amortization Event.

         SECTION 7.16. Collateral Agent Can Perform. The Collateral Agent shall have been furnished with all materials and data necessary to permit immediate collection of the Receivables by the Collateral Agent, or any party designated by the Collateral Agent, without the participation of any Seller or the Borrower in such collection.

         SECTION 7.17. The Borrower as Distinct Legal Entity. The Borrower acknowledges and confirms that each Seller has also acknowledged in the Purchase Agreement, that the parties are entering into the transactions contemplated herein and in the other Transaction Documents in reliance on the Borrower's identity as a legal entity separate and distinct from the other members of the Parent Group.

         SECTION 7.18. Disclosure. (a) No representation or warranty of the Borrower contained in this Agreement, any other Transaction Document, or any other document, certificate or written statement furnished to the Lenders or the Agent by or on behalf of the Borrower for use in connection with the transactions contemplated by this Agreement (including any Settlement Report) contains any untrue statement of a material fact or omits to state a material fact (known to the Borrower in the case of any document not furnished by it) necessary in order to make the statements contained herein or therein not misleading. Any reaffirmation of the foregoing sentence is subject to (i) any change in the facts and conditions on which such representations and warranties are based, which changes are required or permitted under this Agreement and (ii) any disclosure made by the Borrower pursuant to Article VIII in connection with the Advances contemplated in this Agreement, which Advance occurred prior to a reaffirmation of the representation and warranty set forth in the foregoing sentence; provided, however, that in all cases no representation or warranty of the Borrower contained in this Agreement, any Transaction Document, or any other document, certificate or written statement furnished to the Lenders by or on behalf of any such Person for use in connection with the transactions contemplated by this Agreement contained at the time made any untrue statement of a material fact or omitted at the time made to state a material fact (known to any such Person in the case of any document not furnished by it) necessary in order to make the statement contained herein or therein not misleading.

         (b) Each Receivable described in a Settlement Report as an Eligible Receivable satisfied, as of the date of such report, the requirement of the definition of "Eligible Receivable."

         SECTION 7.19. No Material Adverse Change. (a) On the Effective Date, there has been no material adverse condition or material adverse change in or affecting the business, assets, liabilities, operations, condition (financial or otherwise) or prospects of the Borrower from those shown in the information referred to in Section 7.18.

         (b) Since the Effective Date, there has been no adverse condition or adverse change in or affecting the business, assets, liabilities, properties, operations or condition (financial or otherwise) of the Borrower.

         SECTION 7.20. Solvency. Both prior to and after giving effect to the transactions occurring on the Closing Date, and after giving effect to each subsequent transaction contemplated hereunder,

                  (a) the fair  value of the  assets of the  Borrower  at a fair
         valuation,  will  exceed  the  debts  and  liabilities,   subordinated,
         contingent or otherwise, of the Borrower;

                  (b) the present fair saleable value of the property of the Borrower will be greater than the amount that will be required to pay the probable liability of the Borrower on its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured;

                  (c)  the   Borrower   will  be  able  to  pay  its  debts  and
         liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and

                  (d) the Borrower will not have unreasonably small capital with which to conduct the business in which engaged as such business is now conducted and is proposed to be conducted.

The Borrower does not intend to, and does not believe that it will, incur debts beyond its ability to pay such debts as they mature, taking into account the timing of and amounts of cash to be received by it and the timing of the amounts of cash to be payable on or in respect of its Indebtedness.

         SECTION 7.21. Employee Benefit Plans. (a) The Borrower and its respective ERISA Affiliates are in compliance in all material respects with all applicable provisions of ERISA and the regulations and published interpretations thereunder with respect to all Pension Plans and Multiemployer Plans.

                  (b) No ERISA Termination Event has occurred or is reasonably expected to occur with respect to any Pension Plan.

                  (c) The sum of the amount of unfunded benefit liabilities under all Pension Plans (excluding each Pension Plan with an amount of unfunded benefit liabilities of zero or less) is not more than $150,000,000.

                  (d) None of the Borrower or any of its ERISA Affiliates has incurred or reasonably expects to incur any withdrawal liability under Title IV of ERISA to any Multiemployer Plan or Multiemployer Plans individually or in the aggregate in excess of $25,000,000.

                  (e) None of the Borrower or any of its ERISA Affiliates has received any notification that any Multiemployer Plan is reasonably expected to be in reorganization or to be terminated, where such reorganization or termination has resulted or can reasonably be expected to result in an increase in the contributions required to be made to such plan that would materially and adversely affect the financial condition of the Parent Group taken as a whole.

                  (f) As used in this Section 7.21, the term "amount of unfunded benefit liabilities" has the meaning specified in Section 4001(a)(18) of ERISA.

         SECTION 7.22. Regulations G, U, and X. The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any Advances will be used for a purpose which violates, or would be inconsistent with, F.R.S. Board Regulation G, U, or X. Terms for which meanings are provided in F.R.S. Board Regulation G, U or X or any regulations substituted therefor, as from time to time in effect, are used in this Section with such meanings.

         SECTION 7.23. Taxes. The Borrower has filed all tax returns and reports required by law to have been filed by it and has paid all taxes and governmental charges thereby shown to be owing, except any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves shall have been set aside on its books.


                                  ARTICLE VIII

                                    COVENANTS

         SECTION 8.1. Affirmative Covenants. The Borrower covenants and agrees with the Agent and each Lender that, until all Liquidity Commitments have terminated and all Obligations have been paid or performed in full, unless the Required Lenders shall otherwise consent in writing, the Borrower will perform the covenants set forth in this Section 8.1.

         SECTION 8.1.1. Existence. The Borrower will or will cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and maintain such legal existence separate from the Sellers.

         SECTION 8.1.2. Business and Properties. The Borrower will or will cause to be done all things necessary to obtain, preserve, renew, extend and keep in full force and effect the rights, licenses, permits, franchises, authorizations, patents, copyrights, trademarks, trade names and all consents material to the conduct of its business; maintain and operate such business in substantially the manner in which it is currently conducted and operated; comply in all material respects with all applicable laws, rules, regulations and orders of any federal, state or other governmental or regulatory authority, whether now in effect or hereafter enacted; at all times maintain and preserve all property material to the conduct of such business and keep such property in good repair, working order and condition and from time to time make, or cause to be made, all necessary and proper repairs, renewals, additions, improvements and replacements thereto necessary in order that the business carried on in connection therewith may be properly conducted at all times; and maintain all its property in such a manner so as to facilitate its identification and segregation from the property of the other members of the Parent Group.

         SECTION 8.1.3. Insurance. The Borrower will keep its insurable properties adequately insured at all times by financially sound and reputable insurers; maintain such other insurance, to such extent and against such risks, including fire and other risks insured against by extended coverage, as is customary with companies of the same or similar size in the same or similar businesses, including public liability insurance against claims for personal injury or death or property damage occurring upon, in, about or in connection with the use of any properties owned, occupied or controlled by it in such amounts and with such deductibles as are customary with companies of the same or similar size in the same or similar business and in the same geographic area; and maintain such other insurance as may be required by law.

         SECTION 8.1.4. Obligations and Taxes. The Borrower will pay its Indebtedness and other material obligations promptly before the same shall become delinquent or in default and in accordance with their terms and pay and discharge promptly when due all material taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property before the same shall become delinquent or in default, as well as all lawful claims for labor, materials and supplies or otherwise that, if unpaid, might give rise to a Lien upon such properties or any part thereof; provided, however, that such payment and discharge shall not be required with respect to any such tax, assessment, charge, levy or claim so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings and the Borrower shall have set aside on its books adequate reserves with respect thereto.

         SECTION 8.1.5. Financial Statements, Reports, etc. The Borrower will furnish to the Agent, and the Agent will furnish to each Lender:

         (a) on each Settlement Date, a certificate of a Financial Officer (i) certifying that no Potential Amortization Event or Amortization Event has occurred since the previous Settlement Date or, if such a Potential Amortization Event or Amortization Event has occurred or is continuing, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto and (ii) setting forth computations in reasonable detail satisfactory to the Agent demonstrating compliance with (x) in the case of a Monthly Settlement Statement, the covenants set forth in clauses (a), (c) and
(d) of Section 8.2.20, and (y) in the case of a Weekly Report, the covenants set forth in clauses (b), (d) and (e) of Section 8.2.20;

         (b) As soon as practicable and in any event within 90 days after the end of each Fiscal Year, its balance sheet and related statements of income, showing the financial condition of the Borrower as of the close of such Fiscal Year and the results of its operations during such year, all audited by Ernst & Young or other independent public accountants of recognized national standing acceptable to the Required Lenders and accompanied by an opinion of such accountants (which shall not be qualified in any material respect) to the effect that such financial statements fairly present the financial condition and results of operations of the Borrower in accordance with GAAP consistently applied;

         (c) as soon as practicable and in any event within 45 days after the end of the first three Fiscal Quarters of each Fiscal Year, its balance sheets and related statements of income, showing the financial condition of the Borrower as of the close of such Fiscal Quarter, and the results of its operations during such Fiscal Quarter and the then elapsed portion of the Fiscal Year, all certified by a Financial Officer as fairly presenting the financial condition and results of operations of the Borrower in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and without footnotes;

         (d) promptly upon receipt thereof, all materials received from any Seller pursuant to Article V of the Purchase Agreement, including materials received under Sections 5.01(a), 5.01(f), 5.01(h), 5.01(i) and 5.01(l), of the Purchase Agreement;

         (e) promptly after the sending or filing thereof, copies of all reports which the Sellers or any of their Affiliates send to any security holders and all reports and registration statements, if any, which the Sellers or any of their Affiliates file with the Securities and Exchange Commission or any national securities exchange if not otherwise required to be provided to the Agent by BII;

         (f) promptly, from time to time, such other information regarding the operations, business affairs and financial condition of the Borrower, or compliance with the terms of any Transaction Document, as any Agent or any Lender may reasonably request, and

         (g) promptly, upon the occurrence of a Dilution Reserve Trigger, the Borrower shall (i) retain Nevada counsel, reasonably acceptable to the Agent, to deliver a legal opinion, reasonably acceptable to the Agent, to the effect that the Agent has a first priority perfected security interest in the Collateral, and (ii) retain Virginia counsel, reasonably acceptable to the Agent, to deliver a legal opinion, reasonably acceptable to the Agent, to the effect that no lien or encumbrance attaches to any Collateral related to Collateral orginated by Bacova, and the Agent has a first priority perfected security interest in such Collateral.

Each financial statement referred to in clauses (b) and (c) above will state that the Borrower is a separate corporate entity with its own separate creditors and that such creditors will be entitled to be satisfied out of the Borrower's assets prior to any value in the Borrower becoming available to the Borrower's equity holders.

         SECTION 8.1.6 Litigation and Other Notices. The Borrower will furnish to the Agent and each Lender immediate written notice of the following:

         (a) any Potential Amortization Event or Amortization Event, specifying the nature and extent thereof and the corrective action (if any) proposed to be taken with respect thereto;

         (b) the filing or commencement of, or any threat or notice of intention of any Person to file or commence, any action, suit, proceeding, governmental investigation or arbitration, whether at law or in equity or by or before any

Federal,  state  or other  Governmental  Authority,  against  or  affecting  the
Borrower or any material development in any such action, suit, proceeding, governmental investigation or arbitration, which, in either case, if adversely determined, might materially adversely affect (i) the business, operations, property, assets or condition (financial or otherwise) of the Borrower, (ii) the validity or enforceability of, or the ability of the Borrower to perform its obligations under, the Transaction Documents or (iii) the validity, enforceability or priority of the Liens created by the Purchase Agreement and the Security Agreement;

         (c) any notices received by the Borrower under the Purchase Agreement (together with copies thereof);

         (d)      any Purchase Termination Event; and

         (e) any other development that has resulted in, or is reasonably anticipated to result in, a material adverse effect on (i) the business, operations, property, assets or condition (financial or otherwise) of the Borrower, (ii) the validity or enforceability of, or the ability of the Borrower to perform its obligations under, the Transaction Documents or (iii) the validity, enforceability or priority of the Liens created by the Purchase Agreement and the Security Agreement.

         SECTION 8.1.7 Maintaining Records; Access to Properties and Inspections. The Borrower will maintain or cause to be maintained true and complete books and financial records which accurately reflect all of its business affairs and transactions, including those records reasonably necessary or advisable for the collection of Receivables, which records shall be segregated and separately identifiable from the books and financial records of the other members of the Parent Group and shall, among other things, (i) permit the daily identification of each new Receivable and the collection of each existing Receivable, (ii) permit any representatives designated by any Lender to visit and inspect the financial records and the properties of the Borrower during normal business hours and as often as requested and to make extracts from and copies of such books and financial records (including those relating to the Receivables and the Collections) for the purpose of verifying the accuracy of the various reports delivered by the Borrower to the Agent or the Lenders or for otherwise ascertaining compliance with the Transaction Documents, (iii) permit any representatives designated by any Lender to discuss the affairs, finances and condition of the Borrower with representatives thereof and of the Servicer during normal business hours, (iv) permit any representatives designated by the Agent to discuss the affairs, finances and condition of the Borrower with the independent accountants therefor, and (v) designate the Agent and the Collateral Agent as its agents for purposes of the visitation rights granted to the Borrower under clause (d) of Section 5.01 of the Purchase Agreement.

         SECTION 8.1.8 Use of Proceeds. The Borrower will use the proceeds of the Advances and Notes as set forth in Section 3.01 of the Facility Agreement.

         SECTION 8.1.9   Settlement Reports.  The Borrower will:

         (a) prepare or cause the Servicer to prepare and deliver to the Agent (by telecopy) a Weekly Report on each Weekly Settlement Date (containing information as of the immediately preceding Weekly Cut-Off Date) on or before 9:00 a.m., Atlanta time, on such Business Day, and the Borrower shall simultaneously provide copies thereof to the Collateral Agent; provided, however, that if a "system failure" or other similar technical failure shall occur in the operations of the Borrower or the Servicer that produce data included in any Weekly Report, such Weekly Report shall be prepared and telecopied to the Agent and the Collateral Agent within two Business Days of the date such Weekly Report was otherwise required to be prepared and telecopied to the Agent and the Collateral Agent; and provided further that if delivery of a Weekly Report shall be delayed as provided above, the Aggregate Outstandings may not be increased during the period of such delay;

         (b) prepare or cause the Servicer to prepare a Monthly Settlement Statement and provide such Monthly Settlement Statement to the Agent and the Agent will furnish to each Lender and the Collateral Agent as soon as possible but in no event later than 12:00 noon, Atlanta time, on each Monthly Settlement Statement Date; provided, however, that if a "system failure" or other similar technical failure shall occur in the operations of the Borrower or the Servicer that produce data included in the Monthly Settlement Statement, such Monthly Settlement Statement shall be prepared and provided to the Agent and the Collateral Agent within two Business Days of the date such Monthly Settlement Statement was otherwise required to be prepared and provided to the Agent and the Collateral Agent; and provided, further that if delivery of a Monthly Settlement Statement shall be delayed as provided above, the Aggregate Outstandings may not be increased during the period of such delay; and

         (c) permit and cause the Servicer to permit the Agent, at the direction of the Required Lenders, and the Collateral Agent to verify any Weekly Report or Monthly Settlement Statement by conducting field audits or performing other investigations or inspections of the calculations or methodology serving as the basis of such Weekly Report or Monthly Settlement Statement.

         SECTION 8.1.10 Compliance with Laws. The Borrower will at all times exercise all due diligence in order to comply with the requirements of all applicable laws, rules, regulations and orders of any federal, state or other governmental or regulatory authority, noncompliance with which could reasonably be expected to have a material adverse effect on (i) the business, operations, property, assets or condition (financial or otherwise) of the Borrower, (ii) the validity or enforceability of, or the ability of the Borrower to perform its obligations under, the Transaction Documents or (iii) the validity, enforceability or priority of the Liens created by the Purchase Agreement and the Security Agreement.

         SECTION 8.1.11   Directors, Officers and Employees.  The Borrower will:

         (a) ensure that at least one member of its board of directors (i) shall not be a direct, indirect or beneficial stockholder, officer, director, employee, Affiliate, supplier or direct customer of any member of the Parent

Group, (ii) shall not at any time serve as a trustee in bankruptcy for any member of the Parent Group and (iii) shall at all times be reasonably acceptable to the Required Lenders;

         (b) compensate any employee or consultant of the Borrower from the Borrower's own bank accounts for services provided to the Borrower;

         (c) compensate any officer or director of a member of the Parent Group in a dollar amount determined to reflect the services rendered to the Borrower; provided that services of a ministerial nature shall not be compensated by the Borrower; and

         (d) to the extent the Borrower and any member of the Parent Group share any item of expense not reflected in the Servicing Fee, allocate such expense to the extent practicable on the basis of actual use or the value of services rendered, and otherwise on a basis reasonably related to actual use or the value of services rendered.

         SECTION 8.1.12 Lockbox Accounts and Concentration Account. The Borrower will designate the Lockbox Accounts and the Concentration Account as the lockbox accounts and concentration accounts referred to in clause (k) of Section 5.01 and clause (c) of Section 5.02 of the Purchase Agreement.

         SECTION 8.1.13 Commingled Funds. The Borrower will use its best efforts to determine as promptly as possible whether any funds of any of the Sellers or of any Affiliate of any Sellers (other than the Borrower) have been commingled with the funds of the Borrower and separate any such commingled funds as soon as possible thereafter.

         SECTION 8.1.14 Additional Financial Statements. The Borrower will furnish to the Agent as soon as practicable such information regarding the Special Obligors as the Agent shall reasonably request, provided that (i) such information is available to the Seller Parties, (ii) the Seller Parties are legally able to disclose such information, and (iii) such information could not readily be obtained by the Agent from the Securities and Exchange Commission.

         SECTION 8.2 Negative Covenants. The Borrower covenants and agrees with the Agent and each Lender that until all Liquidity Commitments have been terminated and all Obligations have been paid or performed in full, unless the Required Lenders otherwise consent in writing, the Borrower will perform the obligations set forth in this Section 8.2.

         SECTION 8.2.1 Indebtedness. The Borrower will not incur, create, assume or permit to exist any Indebtedness, other than, without duplication, the following:

         (a)      Indebtedness in respect of the Advances and other Obligations;

         (b)      Indebtedness evidenced by the Subordinated Note;

         (c) Indebtedness representing fees, expenses and indemnities payable pursuant to and in accordance with the Transaction Documents;

         (d) Indebtedness for services supplied or furnished to the Borrower in an amount not to exceed $100,000 at any time outstanding; and

         (e)      Indebtedness in respect of Servicer Advances.

         SECTION 8.2.2 Liens. The Borrower will not incur, create, assume or permit to exist any Lien on any property or assets (including stock or other securities) now owned or hereafter acquired by it or on any income or revenues or rights in respect of any thereof, other than the Liens created pursuant to the Transaction Documents.

         SECTION 8.2.3 Creditors. The Borrower will not permit to exist any creditors other than the Agent, the Lenders, the holders of Indebtedness permitted by Section 8.2.1 and the other parties expressly contemplated and permitted by the Transaction Documents

         SECTION 8.2.4 Business of the Borrower. The Borrower will not engage at any time in any business or business activity other than (i) the acquisition of Receivables pursuant to the Purchase Agreement, (ii) the Advances hereunder,
(iii) the other transactions contemplated by the Transaction Documents and (iv) any activity incidental to the foregoing and necessary or convenient to accomplish the foregoing.

         SECTION 8.2.5 Sale and Lease-Back Transactions. The Borrower will not enter into any arrangement, directly or indirectly, with any Person whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property being sold or transferred.

         SECTION 8.2.6 Investments. The Borrower will not make, incur, assume or suffer to exist any Investment in any Person, other than (i) the Receivables,
(ii) Permitted Investments and (iii) as permitted under Section 8.2.9.

         SECTION 8.2.7 Mergers, Consolidations, Acquisitions of Assets and Sales of Assets. Except as specified in the Transaction Documents, the Borrower will not liquidate or dissolve, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) any of its assets (whether now owned or hereafter acquired), or purchase, lease or otherwise acquire (in one transaction or a series of transactions) any of the assets of any other Person, other than the acquisition of Receivables pursuant to, and in accordance with the terms of, the Purchase Agreement.

         SECTION 8.2.8 Lease Obligations. The Borrower will not incur, create, assume or permit to exist any Lease Obligations other than (i) arms'-length Lease Obligations in respect of office space, equipment and computer time or

(ii) with the reasonable approval of the Required Lenders.

         SECTION 8.2.9 Dividends, Distributions and Loans to BII. The Borrower will not (i) directly or indirectly, declare, order, pay, make or set apart any sum of any Restricted Distribution or (ii) make loans to BII, unless (x) each such loan shall be evidenced by a promissory note of BII substantially in the form of Exhibit J hereto and shall be properly recorded on the books of the Borrower and BII and (y) after giving effect to any such Restricted Distribution or loan to BII, the Borrower shall be in compliance with clause (e) of Section
8.2.20 and funds for such Restricted Distribution or Loan to BII shall be available pursuant to the terms of Section 3.01 of the Facility Agreement.

         SECTION 8.2.10   Employees.  The Borrower will not:

         (a) with the exception of one clerical employee, employ individuals who are not officers or directors of the Borrower.

         (b) engage any agents other than the Servicer or provide the Servicer with compensation or reimbursement of expenses other than in accordance with
Section 2.02 of the Facility Agreement.

         SECTION 8.2.11 Transactions with Affiliates. The Borrower will not sell or transfer any property or assets to, or purchase or acquire any property or assets from, or otherwise engage in any other transactions with, or enter into, or cause or permit to exist any arrangement or contract with, any of its Affiliates except as expressly contemplated by the Transaction Documents.

         SECTION 8.2.12 Subordinated Note. The Borrower will not make, directly or indirectly, payments in any form in respect of the Subordinated Note except to the extent that funds for such payments shall be available pursuant to
Section 3.01 of the Facility Agreement.

         SECTION 8.2.13 Accounting Changes. The Borrower will not make any change (a) in accounting treatment and reporting practices except as required by GAAP or (b) in tax reporting treatment except as required by law and, in each case, as disclosed to the Agent and the Lenders in the Borrower's financial information submitted pursuant to Section 6.1.16 and clauses (b) and (c) of
Section 8.1.5.

         SECTION 8.2.14 Capital Stock. The Borrower will not issue any capital stock to any Person, permit any of its capital stock to be transferred to any Person or otherwise change its equity structure in any manner; provided that the Borrower may from time to time issue additional shares of its common stock to BII, and the Borrower may from time to time issue Preferred Stock in accordance with the terms of the Purchase Agreement.

         SECTION 8.2.15 Amendments. The Borrower will not amend, supplement or modify (or permit to be amended, supplemented or modified) any of the terms or provisions contained in, or applicable to the Borrower's Organic Documents, the Transaction Documents or the Policies or the implementation of the Policies other than (i) amendments or modifications that would not have a material adverse effect on the amount of Collections of Receivables or the timing and receipt thereof and (ii) changes that are required by applicable law.

         SECTION 8.2.16 Other Agreements. The Borrower will not enter into or be a party to any agreement or instrument other than the Transaction Documents or any agreement incidental thereto or required by law or otherwise to perform or observe its obligations under the Transaction Documents or to perform activities on its part permitted to be performed under the Transaction Documents.

         SECTION 8.2.17 No Powers of Attorney. The Borrower will not grant any powers of attorney to any Person for any purposes except (a) for the purpose of permitting any Person to perform any ministerial functions on behalf of the Borrower that are not prohibited by or inconsistent with the terms of the Transaction Documents, (b) to the Collateral Agent in connection with the Security Agreement and the Facility Agreement or (c) except as expressly permitted by the Transaction Documents.

         SECTION 8.2.18   Separate Existence.  The Borrower will not

         (a) fail to do all things necessary to maintain its corporate existence separate and apart from each of the Sellers, any division of any of the Sellers and any Affiliate of any of the Sellers, including, failing to hold regular meetings of its stockholders and Board of Directors and failing to maintain its stockholders and Board of Directors minute books and other corporate books and records on a current basis;

         (b) permit any limitation on the authority of its own directors and officers to conduct its business and affairs in accordance with their independent business judgment, or authorize or permit any Person other than its own officers and directors to act on its own behalf with respect to matters (other than matters customarily delegated to others under powers of attorney) for which a corporation's own officers and directors would customarily be responsible;

         (c) fail to (i) maintain or cause to be maintained by an agent under the Borrower's control physical possession of all its books and records, (ii) maintain capitalization adequate for the conduct of its business, (iii) account for and manage all of its liabilities separately from those of any other Person, including, payment by it of all payroll and other administrative expenses and taxes from its own assets, (iv) segregate and identify or cause to be segregated and identified separately all its assets from those of any other Person, (v) maintain its own officers and directors or (vi) maintain separate offices with a separate telephone number from those of any of the Sellers or any Affiliate of any of the Sellers;

         (d) commingle or permit the commingling of its funds with the funds of any of the Sellers or any Affiliate of any of the Sellers or use its funds for other than the Borrower's uses, except as permitted by the Purchase Agreement and except as the result of the failure of any Obligor to follow the payment instructions given to such Obligor under the Purchase Agreement; provided that the Borrower will use its best efforts to ensure that no such commingling or pooling occurs, to determine as promptly as possible whether it has occurred and to separate any such commingled or pooled funds as soon as possible after any such determination;

         (e) commingle or pool or permit the commingling or pooling of its funds or other assets with those of any other member of the Parent Group or maintain or permit the maintenance of joint bank accounts or other depository accounts to which any other member of the Parent Group would have independent access;

         (f) fail to pay its pro rata share of the insurance premium of the blanket insurance policy of the Parent Group; or

         (g) be or hold itself out to be responsible for the decisions or actions relating to the daily business and affairs of, or for any obligation (contingent or otherwise) of, any other member of the Parent Group, or permit any other member of the Parent Group to be or hold itself out to be responsible for the decisions or actions relating to the daily business and affairs of, or for any obligation (contingent or otherwise) of, the Borrower.

         SECTION 8.2.19 Receivables Not To Be Evidenced by Promissory Notes. The Borrower will not take any action to cause any Receivable to be evidenced by any "instrument" (as defined in the UCC as in effect in any state in which the Borrower's, or any Seller's, chief executive offices or books and records relating to such Receivable are located) other than in accordance with the Policies.

         SECTION 8.2.20 Financial Covenants. The Borrower will not:

         (a) permit, as of any Monthly Cut-Off Date, the average of the Default Ratios for the three Fiscal Months ending on or immediately before such Monthly Cut-Off Date to exceed 2.0%;

         (b) permit the ratio (expressed as a percentage) of (i) the Outstanding Balance of Receivables that are more than 60 days past due as of any Weekly Cut-Off Date to (ii) the Outstanding Balance of all Receivables on such Weekly Cut-Off Date to exceed 5.0%;

         (c) permit Days Sales Outstanding for any Fiscal Month to exceed 75 days;

         (d) permit, as at any Settlement Date, after giving effect to the calculation of Required Reserves on such Settlement Date and after application of Collections and all other payments and amounts made available on such Settlement Date (including payments under Section 2.03 of the Purchase

Agreement), the Aggregate Outstandings (net of the portion thereof that has been repaid out of Collections) to exceed the Borrowing Base; or

         (e) permit shareholder's equity of the Borrower at any time to be less than $15,000,000 (exclusive of any assets consisting of loans made to BII by the Borrower pursuant to Section 8.2.9).

         SECTION 8.2.21 Ownership of Assets and Property. The Borrower will not own or lease any tangible assets or facilities other than (i) as expressly contemplated pursuant to the terms of this Agreement and the other Transaction Documents or (ii) with the reasonable approval of the Agent.

         SECTION 8.2.22   Employee Benefit Plans.  The Borrower will not:

         (a) Engage or permit any of its ERISA Affiliates to engage in any transaction in connection with which the Borrower, or any of its ERISA Affiliates, could reasonably be expected to be subject to either a civil penalty assessed pursuant to Section 502(i) of ERISA or a tax imposed by Section 4975 of the Code in either case in an amount in excess of $1,000,000;

         (b) Fail or permit any of its ERISA Affiliates to fail to make full payment when due of all amounts which, under the provisions of any Pension Plan, the Borrower or any of its ERISA Affiliates is required to pay as contributions thereto; or permit to exist any accumulated funding deficiencies, whether or not waived, with respect to all Pension Plans in an aggregate amount greater than $3,000,000;

         (c) Permit or permit any of its ERISA Affiliates to permit the sum of the amount of unfunded benefit liabilities under all Pension Plans (excluding each Pension Plan with an amount of unfunded benefit liabilities of zero or less) to exceed $150,000,000; or

         (d) Fail or permit any of its ERISA Affiliates to fail to make any payments in an amount individually or in the aggregate greater than $3,000,000 to any Multiemployer Plan or Multiemployer Plans that the Borrower, or any of its ERISA Affiliates, may be required to make under any agreement relating to such plan or plans, or any law pertaining thereto.

         As used in this Section 8.2.22, the term "accumulated funding deficiency" has the meaning specified in Section 302 of ERISA and Section 412 of the Code, and the term "amount of unfunded benefit liabilities" has the meaning specified in Section 4001(a)(18) of ERISA.

                                   ARTICLE IX

                               AMORTIZATION EVENTS

         SECTION 9.1 Amortization Event. Each of the following events or occurrences described in this Section 9.1 shall constitute an "Amortization Event".

         SECTION 9.1.1 Non-Payment of Obligations. The Borrower shall default in the payment or prepayment of any amount when due hereunder, including without limitation any principal or interest on an Advance or any fee payable hereunder, and with respect to interest on a Liquidity Advance or any fee hereunder, such default shall continue unremedied for a period of two Business Days.

         SECTION 9.1.2 Breach of Warranty. Any representation or warranty of the Borrower, any Seller or the Servicer made hereunder or in any other Transaction Document executed by it or any certificate or financial statement or other writing furnished by or on behalf of the Borrower to the Agent or any Lender for the purposes of or in connection with this Agreement or any such other Transaction Document (including any certificates delivered pursuant to Article
VI) is or shall be incorrect when made in any material respect (other than with respect to the eligibility of Receivables or the absence of Dilutions).

         SECTION 9.1.3 Non-Performance of Certain Covenants and Obligations. The Borrower shall default in the due performance and observance of any of its obligations under Sections 8.1.1, 8.1.6, 8.1.8, 8.1.12 or Section 8.2.

         SECTION 9.1.4 Non-Performance of Other Covenants and Obligations. (a) The Borrower shall default in the due performance and observance of any other agreement contained herein or in any other Transaction Document (other than those specified in Sections 8.1.1, 8.1.6, 8.1.8, 8.1.12 or 8.2) executed by it, and such default shall continue unremedied for a period of ten days.

         SECTION 9.1.5 Default on Other Indebtedness. A default shall occur in the payment when due (subject to any applicable grace period), whether by acceleration or otherwise, of any Indebtedness (other than Indebtedness described in clause (a) of Section 8.2.1 or Indebtedness owing to any member of the Parent Group) of the Borrower in a principal amount, individually or in the aggregate, in excess of $25,000 or more; or a default shall occur in the performance or observance of any obligation or condition with respect to such Indebtedness if the effect of such default is to accelerate the maturity of any such Indebtedness or such default shall continue unremedied for any applicable period of time sufficient to permit the holder or holders of such Indebtedness, or any trustee or agent for such holders, to cause such Indebtedness to become due and payable prior to its expressed maturity.

         SECTION 9.1.6 Judgments. Any judgment or order for the payment of money in excess of $100,000 shall be rendered against the Borrower and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order; or (ii) there shall be any period of 60 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect.

         SECTION 9.1.7 Bankruptcy, Insolvency, etc. (a) (i) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Borrower or any Significant Seller in an involuntary case under the

Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, which decree or order is not stayed, or any other similar relief shall be granted under any applicable federal or state law; or
(ii) an involuntary case is commenced against the Borrower, the Servicer or any Significant Seller under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over the Borrower, the Servicer or any Significant Seller, or over all or a substantial part of its respective property, shall have been entered; or an interim receiver, trustee or other custodian of the Borrower, the Servicer or any Significant Seller for all or a substantial part of its respective property is involuntarily appointed; or a warrant of attachment, execution or similar process is issued against any substantial part of the property of the Borrower, the Servicer or any Significant Seller, and the continuance of any such events in subclause (ii) for 60 days unless dismissed, bonded or discharged; or

         (b) the Borrower or any Significant Seller shall have an order for relief entered with respect to it or shall commence a voluntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in any involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; or the making by the Borrower, the Servicer or any Significant Seller of any assignment for the benefit of creditors; or the inability or failure of the Borrower, the Servicer or any Significant Seller, or the admission by the Borrower, the Servicer or any Significant Seller in writing of its inability to pay, its debts as such debts become due; or the Board of Directors of the Borrower, the Servicer or any Significant Seller (or any committee thereof) adopts any resolution or otherwise authorizes action to approve any of the foregoing.

         SECTION 9.1.8 Impairment of Security, etc. (a) Any Lien granted under any Transaction Document shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of the Borrower or any other party shall, directly or indirectly, contest in any manner such effectiveness, validity, binding nature or enforceability; or any Lien securing any Obligation shall, in whole or in part, cease to be a perfected first priority Lien, subject only to those exceptions expressly permitted by such Transaction Document.

         (b) The Internal Revenue Service shall file notice of a lien pursuant to Section 6323 of the Internal Revenue Code with regard to any of the Collateral and such lien shall not have been released within five days, or the Pension Benefit Guaranty Corporation shall, or shall indicate its intention to, file notice of the lien pursuant to Section 4068 of ERISA with regard to any of the Collateral and such lien shall not have been released within five days.

         SECTION  9.1.9  Liens.   The  Borrower  shall  cease  to  own  all  the
Receivables free and clear of all Liens except as otherwise provided under the Purchase Agreement, the Security Agreement or contemplated by this Agreement.

         SECTION 9.1.10 Other Defaults. (a) Default shall be made on the part of the Servicer, a Seller or the Borrower to remit any Collections which are required to be remitted to the Collection Deposit Account or the Concentration Account or to pay when due any amounts (including commitment fees and interest but excluding, in any event, any amount referred to in Section 9.1.1) in respect of any Transaction Document.

         (b) Default shall be made on the part of the Servicer to deliver a Settlement Report in accordance with the provisions hereof.

         (c) Failure of any Seller to pay any indemnities or other amounts required to be paid under the Purchase Agreement.

         (d) Servicer shall default in the due performance and observance of any other agreement contained in any Transaction Document executed by it, and such default shall continue unremedied for a period of ten days.

         SECTION 9.1.11 Change in Control. Any Change in Control shall occur.

         SECTION 9.1.12 Purchase Termination Event. A Purchase Termination Event shall have occurred and be continuing under the Purchase Agreement.

         SECTION 9.1.13 Acceleration of Certain Indebtedness of the Sellers; Termination of Commitments Under BII Credit Agreement. (i) BII and/or the other Sellers shall fail to pay any Specified Indebtedness at its final maturity; or any other failure, breach or default shall have occurred with respect to the terms of Indebtedness of BII and/or the other Sellers and shall have resulted in the acceleration of any Specified Indebtedness; or (ii) the commitments under the BII Credit Agreement and under any replacement or refinancing thereof from time to time shall have been terminated.

         SECTION 9.1.14 Enforceability of Transaction Documents. Any of the Transaction Documents or any portion thereof shall not be in full force and effect, enforceable in accordance with its terms or the Borrower, a Seller or the Servicer shall so assert in writing.

         SECTION 9.1.15 Investment Company. The Borrower shall have become an "investment company" under the Investment Company Act of 1940.

         SECTION 9.2 Action if Amortization Event. If any Amortization Event set forth in Section 9.1.7 has occurred and is continuing, the Collateral Agent, without the request or consent of the Agent or Required Lenders, in every such event at any time thereafter during the continuance of such event, shall, and if any other Amortization Event has occurred, the Collateral Agent, at the request or with the consent of the Required Lenders, conveyed through the Agent, shall, in every such event at any time thereafter during the continuance of such event, by notice to the Borrower and the Sellers, at the same or different times:

         (i) compel the assignment and/or delivery of any computer software that is necessary to collect the Receivables and delivery of all books and records pertaining to the Receivables,

         (ii) declare the outstanding principal amount of the Advances to be due and payable, whereupon such principal amount shall become due and payable immediately, provided that such acceleration shall not relieve any Liquidity Lender of its obligation to make Refunding Advances in accordance with the terms hereof; provided further that this Section 9.2(ii) shall not apply to Amortization Events resulting solely from the failure of the Borrower to comply with any covenant set forth in clause (a), (b), (c) or (d) of Section 8.2.20.

         (iii) collect the Receivables,

         (iv) take sole dominion and control of the Lockbox Accounts,

         (v) exercise all the rights and remedies provided to a purchaser of accounts (or secured creditor) under the UCC in the applicable states or otherwise, which rights and remedies shall be cumulative to those provided in this Agreement and the other Transaction Documents, and

         (vi) pursue any other right or remedy under this Agreement and the other Transaction Documents.

                                    ARTICLE X

                                    THE AGENT

         SECTION 10.1 Actions. Each Lender hereby appoints Wachovia as its Agent under and for purposes of this Agreement, the Notes and each other Transaction Document. Each Lender authorizes the Agent to act on behalf of such Lender under this Agreement, the Notes and each other Transaction Document and, in the absence of other written instructions from the Required Lenders received from time to time by the Agent (with respect to which the Agent agrees that it will comply, except as otherwise provided in this Section or as otherwise advised by counsel), to exercise such powers hereunder and thereunder as are specifically delegated to or required of the Agent by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto. Without limiting the foregoing, each Liquidity Lender acknowledges and agrees to the terms of Section 3 of the Security Agreement. Each Liquidity Lender hereby indemnifies (which indemnity shall survive any termination of this Agreement) the Agent, pro rata according to such Liquidity Lender's Percentage, from and against any and all liabilities, obligations, losses, damages, claims, costs or expenses of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against, the Agent in any way relating to or arising out of this Agreement, the Notes and any other Transaction Document, including reasonable attorneys' fees, and as to which the Agent, is not reimbursed by the Borrower; provided, however, that no Liquidity Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, claims, costs or expenses which are determined by a court of competent jurisdiction in a final proceeding to have resulted solely from the Agent's gross negligence or willful misconduct. The Agent shall not be required to take any action hereunder, under the Notes or under any other Transaction Document or to prosecute or defend any suit in respect of this Agreement, the Notes or any other Transaction Document, unless it is indemnified hereunder to its satisfaction. If any indemnity in favor of the Agent shall be or become, in the Agent's determination, inadequate, the Agent may call for additional indemnification from the Liquidity Lenders and cease to do the acts indemnified against hereunder until such additional indemnity is given.

         SECTION 10.2 Funding Reliance, etc. Unless the Agent shall have been notified by telephone, confirmed in writing, by any Liquidity Lender by 5:00 p.m., Atlanta time, on the day prior to a Borrowing that such Liquidity Lender will not make available the amount which would constitute its Percentage of such Borrowing on the date specified therefor, the Agent may assume that such Liquidity Lender has made such amount available to the Agent and, in reliance upon such assumption, make available to the Borrower a corresponding amount. If and to the extent that such Liquidity Lender shall not have made such amount available to the Agent, such Liquidity Lender and the Borrower severally agree to repay the Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date the Agent made such amount available to the Borrower to the date such amount is repaid to the Agent, in the case of such Liquidity Lender at the applicable Federal Funds Rate and, in the case of the Borrower, at the interest rate applicable at the time to the Liquidity Advances comprising such Borrowing.

         SECTION 10.3 Exculpation. Neither the Agent nor any of its directors, officers, employees or agents shall be liable to any Lender for any action taken or omitted to be taken by it under this Agreement or any other Transaction Document, or in connection herewith or therewith, except for its own willful misconduct or gross negligence, nor responsible for any recitals or warranties herein or therein, nor for the effectiveness, enforceability, validity or due execution of this Agreement or any other Transaction Document, nor for the creation, perfection or priority of any Liens purported to be created by any of the Transaction Documents, or the validity, genuineness, enforceability, existence, value or sufficiency of any collateral security, nor to make any inquiry respecting the performance by the Borrower of its obligations hereunder or under any other Transaction Document. Any such inquiry which may be made by the Agent shall not obligate it to make any further inquiry or to take any action. The Agent shall be entitled to rely upon advice of counsel concerning legal matters and upon any notice, consent, certificate, statement or writing which the Agent believes to be genuine and to have been presented by a proper Person.

         SECTION 10.4 Successor. The Agent may resign as such at any time upon at least 30 days' prior notice to the Borrower and all Lenders. If the Agent at any time shall resign, the Required Lenders may appoint another Liquidity Lender as a successor Agent which shall thereupon become the Agent hereunder. If no successor Liquidity Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Agent's giving notice of resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be one of the Liquidity Lenders or a commercial banking institution organized under the laws of the U.S.

(or any State thereof) or a U. S. branch or agency of a commercial banking institution, and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall be entitled to receive from the retiring Agent such documents of transfer and assignment as such successor Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Agent's resignation hereunder as the Agent, the provisions of (a) this Article X shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Agent under this Agreement; and (b) Section 11.3 and Section 11.4 shall continue to inure to its benefit.

         SECTION 10.5 Liquidity Advances by Wachovia. Wachovia shall have the same rights and powers with respect to (x) the Liquidity Advances made by it or any of its Affiliates, and (y) the Notes held by it or any of its Affiliates as any other Liquidity Lender and may exercise the same as if it were not the Agent. Wachovia and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Affiliate of the Borrower as if Wachovia were not the Agent hereunder.

         SECTION 10.6 Credit Decisions. Each Lender acknowledges that it has, independently of the Agent and each other Lender, and based on such Lender's review of the financial information of the Borrower, this Agreement, the other Transaction Documents (the terms and provisions of which being satisfactory to such Lender) and such other documents, information and investigations as such Lender has deemed appropriate, made its own credit decision to extend Advances and its Liquidity Commitment. Each Lender also acknowledges that it will, independently of the Agent and each other Lender, and based on such other documents, information and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under this Agreement or any other Transaction Document.

         SECTION 10.7 Copies, etc. The Agent shall give prompt notice to each Lender of each notice or request required or permitted to be given to the Agent by the Borrower pursuant to the terms of this Agreement (unless concurrently delivered to the Lenders by the Borrower). The Agent will distribute to each Lender each document or instrument received for its account and copies of all other communications received by the Agent from the Borrower for distribution to the Lenders by the Agent in accordance with the terms of this Agreement.

         SECTION 10.8 Collateral Agent. The provisions of this Article X shall apply to Wachovia in its capacity as Collateral Agent to the same extent as such provisions apply to Wachovia in its capacity as Agent. Without limiting the foregoing, each Liquidity Lender agrees to be bound by the provisions of the Security Agreement regarding the release of Collateral.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

         SECTION 11.1 Waivers, Amendments, etc. (a) The provisions of this Agreement and each other Transaction Document (other than the Security Agreement and the Facility Agreement) may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Borrower and the Required Lenders; provided, however, that:

                  (i) any modification of this clause (a) of Section 11.1 shall require the consent of each Lender, and any requirement hereunder that any particular action be taken by all the Liquidity Lenders, the Required Liquidity Lenders or the Required Lenders or any change in the definition of "Required Liquidity Lenders" or "Required Lenders" or any defined term used for the purpose of such definition shall require the consent of each Liquidity Lender;

                  (ii) any amendment to or modification that would increase the Liquidity Commitment or the Percentage (other than any increase resulting form Section 3.3(b)) of any Liquidity Lender or reduce any fees described in Article IV payable to any Liquidity Lender shall require the consent of such Liquidity Lender;

                  (iii) any amendment to or modification that would extend the Liquidity Commitment Termination Date, shall require the consent of each Liquidity Lender;

                  (iv) any amendment to or modification that would extend the due date for, or reduce the amount of, any scheduled repayment or prepayment of principal of or interest on any Advance of any Lender (or reduce the principal amount of or rate of interest on any Advance of any Lender) shall require the consent of each Lender;

                  (v) any amendment to or modification or waiver that would affect adversely the interests, rights or obligations of the Agent qua the Agent shall require the consent of the Agent;

                  (vi) any amendment to or waiver of any Amortization Event shall require the consent of Liquidity Lenders holding more than 66-2/3% of the Liquidity Commitments, and the Conduit Lender if any CP Rate Advances are outstanding; and

                  (vii)  any  reduction  of  the  Liquidity   Commitment  Amount
         pursuant to clause (b) of Section 3.3 to an amount less than $75,000,000 shall require the consent of each Liquidity Lender.

                  (b) The provisions of the Facility Agreement and the Security Agreement may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Required Lenders; provided, however, that

                           (i) any amendment to or modification of any provision
                  effecting the release of any  Collateral  and any amendment to
                  Section 19 of the Security Agreement shall require the consent of all Lenders;

                           (ii) any  amendment  to or waiver of the  priority of
                  applications of Collections shall require the consent of all Lenders;

                           (iii) any  amendment  to or waiver of the  provisions
                  providing for the number or percentage of Liquidity Lenders required to approve any amendment to or waiver of any provision of the Security Agreement or the Facility Agreement shall require the consent of all Liquidity Lenders; and

                           (iv) any (A)  amendment to or waiver  relating to the
                  Borrowing Base or any definitions related to the determination thereof, (B) amendment to the definition of "Eligible Receivables", "Eligible Obligors" or "Required Reserves" or to any defined terms used for the purpose of such definitions shall require the consent of Liquidity Lenders holding more than 66-2/3% of the Liquidity Commitments, and the Conduit Lender if any CP Rate Advances are outstanding.

No failure  or delay on the part of the  Agent,  any Lender or the holder of any
Note in exercising any power or right under this Agreement or any other Transaction Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Borrower in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by the Agent, any Lender or the holder of any Note under this Agreement or any other Transaction Document shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

         SECTION 11.2 Notices. All notices and other communications provided to any party hereto under this Agreement or any other Transaction Document shall be in writing and addressed, delivered or transmitted to such party at its address or facsimile number set forth below its signature hereto or set forth in the Liquidity Lender Assignment Agreement or at such other address or facsimile number as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted upon receipt of electronic confirmation of transmission.

         SECTION 11.3 Payment of Costs and Expenses. The Borrower agrees to pay on demand all expenses of the Agent incurred after the date hereof (including the reasonable fees and out-of-pocket expenses of counsel to the Agent and of local counsel, if any, who may be retained by counsel to the Agent) in connection with

                  (a) the negotiation, preparation, execution and delivery of any amendments, waivers, consents, supplements or other modifications to this Agreement or any other Transaction Document as may from time to time hereafter be required, whether or not the transactions contemplated hereby are consummated,

                  (b) the filing, recording, refiling or rerecording of the Security Agreement and/or any Uniform Commercial Code financing statements relating thereto and all amendments, supplements and modifications to any thereof and any and all other documents or instruments of further assurance required to be filed or recorded or refiled or rerecorded by the terms hereof or of the Security Agreement, except costs in connection with the filing of such UCC financing statements and termination statements delivered to the Agent pursuant to Section 6 hereof,

                  (c) the syndication of the Liquidity Commitment, including but not limited to printing, duplicating, mailing and similar expenses,

                  (d) the performance of due diligence by the Agent after the date hereof,

                  (e) the preparation and review after the date hereof of the form of any document or instrument relevant to this Agreement, or to any other Transaction Document,

                  (f) the transactions contemplated by this Agreement and the Transaction Documents (other than the negotiation, preparation, execution and delivery of the Transaction Documents delivered on or before the Effective Date), and

                  (g) the preparation and negotiation after the date hereof of the legal opinions of counsel to each Lender.

The Borrower further agrees to pay, and to save the Agent and the Lenders harmless from all liability for, (i) any breach by the Borrower of any of its obligations under this Agreement, (ii) all costs incurred by the Agent or the Lenders in enforcing this Agreement and (iii) any stamp, documentary or other taxes which may be payable in connection with the execution or delivery of this Agreement, the borrowings hereunder, or the issuance of the Notes or any other Transaction Documents. The Borrower also agrees to reimburse the Agent and each Lender upon demand for all reasonable out-of-pocket expenses (including attorneys' fees and legal expenses) incurred by the Agent or such Lender in connection with (x) the negotiation of any restructuring or "work-out", whether or not consummated, of any Obligations and (y) the enforcement of any Obligations.

         Nothing in this Section 11.3 shall relieve any Seller Party of its obligation to pay any fee to the Agent, or to reimburse the Agent for any cost or expense, to the extent described in a separate fee letter between such Seller Party and the Agent.

         SECTION 11.4 Indemnification. In consideration of the execution and delivery of this Agreement by each Lender and the extension of the Liquidity Commitments, the Borrower hereby indemnifies, exonerates and holds the Agent and each Lender and each of their respective officers, directors, employees and agents (collectively, the "Indemnified Parties") free and harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities and damages, and expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys' fees and disbursements (collectively, the "Indemnified Liabilities"), incurred by the Indemnified Parties or any of them as a result of, or arising out of, or relating to the Transaction Documents, or the funding of any Advance or in respect of any Collateral, except for any such Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the relevant Indemnified Party's gross negligence or willful misconduct. Without limiting the foregoing, the Borrower shall indemnify each Indemnified Party for Indemnified Liabilities arising out of or relating to:

                  (i) any representation or warranty made by the Borrower (or any of its officers or Affiliates) under or in connection with any Transaction Document, any Settlement Report or any other information or report delivered by or on behalf of such Person in connection with the transactions contemplated by the Transaction Documents, which shall have been false, incorrect or misleading in any material respect when made or deemed made or delivered, as the case may be;

                  (ii) the failure by the Borrower or any of its Affiliates to comply with any applicable law, rule or regulation with respect to any Receivable, or the nonconformity of any Receivable with any such applicable law, rule or regulation;

                  (iii)  the  failure  to  vest  and  maintain   vested  in  the
         Collateral Agent a first priority perfected security interest in the Collateral, free and clear of any Lien;

                  (iv) any dispute, claim, offset or defense (other than discharge in bankruptcy) of the Obligor to the payment of any Receivable (including, without limitation, a defense based on such Receivables not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms or any other event or circumstance that would give rise to a Dilutive Credit), or any other claim resulting from the sale of the merchandise or services related to such Receivable or the furnishing or failure to furnish such merchandise or services;

                  (v) any payment of Collections to Seller of Collections on the basis of estimated amounts, to the extent that such estimated amounts vary from actual amounts subsequently determined;

                  (vi) any failure of the Borrower or BII, as Servicer, to perform its duties or obligations in under the Transaction Documents;

                  (vii) any products liability claim arising out of or in connection with merchandise or services that are the subject of any Receivable; or

                  (viii) any claim of breach by any Seller or BII, as Servicer of any related contract with respect to any Receivable.

If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The indemnity set forth in this Section 11.4 shall in no event include indemnification for any Taxes (which indemnification is provided in Section 5.6).

         SECTION 11.5   Survival.

                  (a) The obligations of the Borrower under Sections 5.3, 5.4, 5.5, 5.6, 11.3, and 1.4, and the obligations of the Lenders under
         Section 10.1, shall in each case survive any termination of this Agreement, the payment in full of all the Obligations and the termination of all the Liquidity Commitments. The representations and warranties made in this Agreement and in each other Transaction Document shall survive the execution and delivery of this Agreement and each such other Transaction Document.

                  (b) Notwithstanding anything in this Agreement to the contrary, the agreements of the Borrower set forth in Sections 8.1.1,
         8.1.10 and 8.1.11 and Section 8.2 (other than Sections 8.2.20 and 8.2.21), as such covenants may be amended, modified or supplemented from time to time pursuant to the terms hereof or any agreement replacing or refinancing this Agreement, shall survive the payment of the Advances and the Notes and the termination of this Agreement and shall not terminate until the fifth anniversary of the first date following the latest of the Revolving Commitment Termination Date, the Refunding Commitment Termination Date or the CP Rate Advance Termination Date, on which no Obligations are outstanding.

         SECTION 11.6 Severability. Any provision of this Agreement or any other Transaction Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or such Transaction Document or affecting the validity or enforceability of such provision in any other jurisdiction.

         SECTION 11.7 Headings. The various headings of this Agreement and of each other Transaction Document are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or such other Transaction Document or any provisions hereof or thereof.

         SECTION 11.8 Execution in Counterparts, Effectiveness, etc. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be executed by the Borrower and the Agent and be deemed to be an original and all of which shall constitute together but one and the same agreement. This Agreement shall become effective when counterparts hereof executed on behalf of the Borrower and each Lender (or notice thereof satisfactory to the Agent) shall have been received by the Agent and notice thereof shall have been given by the Agent to the Borrower and each Lender.

         SECTION 11.9 Governing Law; Entire Agreement. THIS AGREEMENT AND THE NOTES SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK. This Agreement, the Notes and the other Transaction Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

         SECTION 11.10 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that:

                  (a) the Borrower may not assign or transfer its rights or obligations hereunder without the prior written consent of the Agent and all Lenders; and

                  (b) the rights of sale, assignment and transfer of the Lenders are subject to Section 11.11.

         SECTION 11.11 Sale and Transfer of Advances and Notes; Participations in Loans and Notes. Each Lender may assign, or sell Participations in, its Advances and Liquidity Commitments to one or more other Persons in accordance with this Section 11.11.

         SECTION 11.11.1   Assignments.

                  (a)      Any Liquidity Lender,

                           (i) with the written consents of the Borrower and the
                  Agent (which consents shall not be unreasonably delayed or withheld) may at any time assign and delegate to an Eligible Assignee, and

                           (ii) with notice to the Borrower  and the Agent,  but
                  without the consent of the Borrower or the Agent, may assign and delegate to any of its Affiliates or to any other Liquidity Lender;

(each Person described in either of the foregoing clauses as being the Person to whom such assignment and delegation is to be made, being hereinafter referred to as an "Assignee Lender"), all or any fraction of such Liquidity Lender's total

Liquidity Advances and Liquidity Commitments (which assignment and delegation shall be of a constant, and not a varying, percentage of all the assigning Liquidity Lender's Liquidity Advances and Liquidity Commitments) in a minimum aggregate amount of $5,000,000; provided, however, that any such Assignee Lender will comply, if applicable, with the provisions contained in the penultimate sentence of Section 5.6(g); provided further, however, that, the Borrower and the Agent shall be entitled to continue to deal solely and directly with such Liquidity Lender in connection with the interests so assigned and delegated to an Assignee Lender until

                           (iii) written notice of such assignment and delegation, together with payment instructions, addresses and related information with respect to such Assignee Lender, shall have been given to the Borrower and the Agent by such Liquidity Lender and such Assignee Lender;

                           (iv) such  Assignee  Lender  shall have  executed and
                  delivered to the Borrower and the Agent a Liquidity Lender Assignment Agreement, accepted by the Agent; and

                           (v) the processing  fees  described  below shall have
been paid.

From and after the date that the Agent accepts such Liquidity Lender Assignment Agreement, (x) the Assignee Lender thereunder shall be deemed automatically to have become a party hereto and to the extent that rights and obligations hereunder have been assigned and delegated to such Assignee Lender in connection with such Liquidity Lender Assignment Agreement, shall have the rights and obligations of a Liquidity Lender hereunder and under the other Transaction Documents, and (y) the assignor Liquidity Lender, to the extent that rights and obligations hereunder have been assigned and delegated by it in connection with such Liquidity Lender Assignment Agreement, shall be released from its obligations hereunder and under the other Transaction Documents. Within five Business Days after its receipt of notice that the Agent has received an executed Liquidity Lender Assignment Agreement, the Borrower shall, upon receipt of the Notes evidencing such assignor Liquidity Lender's Liquidity Advance and Liquidity Commitments, execute and deliver to the Agent (for delivery to the relevant Assignee Lender) new Notes evidencing such Assignee Lender's assigned Liquidity Advances and Liquidity Commitments and, if the assignor Liquidity Lender has retained Liquidity Advances and Liquidity Commitments hereunder, replacement Notes in the principal amount of the Liquidity Advances and Liquidity Commitments retained by the assignor Liquidity Lender hereunder (such Notes to be in exchange for, but not in payment of, those Notes then held by such assignor Liquidity Lender). Each such Note shall be dated the date of the predecessor Notes. The assignor Liquidity Lender shall mark the predecessor Notes "exchanged" and deliver them to the Borrower. Accrued interest on that part of the predecessor Notes evidenced by the new Notes, and accrued fees, shall be paid as provided in the Liquidity Lender Assignment Agreement. Accrued interest on that part of the predecessor Notes evidenced by the replacement Notes shall be paid to the assignor Liquidity Lender. Accrued interest and accrued fees shall be paid at the same time or times provided in the predecessor Notes and in this Agreement. Such assignor Liquidity Lender or such Assignee

Lender must also pay a processing fee to the Liquidity Agent upon delivery of any Liquidity Lender Assignment Agreement in the amount of $3,500. Any attempted assignment and delegation not made in accordance with this Section 11.11.1 shall be null and void.

                  (b) The Conduit Lender may assign its CP Rate Advances as contemplated by Sections 2.3 and 3.4. In addition, the Conduit Lender, with the written consents of the Borrower and the Agent (which consents shall not be unreasonably delayed or withheld) may at any time assign and delegate to an Eligible Assignee or any issuer of Commercial Paper Notes (each Person described in the foregoing sentence as being the Person to whom such assignment and delegation is to be made, being hereinafter referred to as an "Assignee Conduit Lender"), all or any fraction of the Conduit Lender's total CP Rate Advances in a minimum aggregate amount of $5,000,000; provided, however, that any such Assignee Conduit Lender will comply, if applicable, with the provisions contained in the penultimate sentence of Section 5.6(g); provided further, however, that, the Borrower and the Agent shall be entitled to continue to deal solely and directly with the Conduit Lender in connection with the interests so assigned and delegated to an Assignee Conduit Lender until

                           (i) written notice of such assignment and delegation,
                  together with payment instructions, addresses and related information with respect to such Assignee Conduit Lender, shall have been given to the Borrower and the Agent by such Conduit Lender and such Assignee Conduit Lender;

                           (ii) such Assignee Conduit Lender shall have executed
                  and delivered to the Borrower and the Agent a Conduit Lender Assignment Agreement, accepted by the Agent; and

                           (iii) the processing  fees described below shall have
been paid.

From and after the date that the Agent accepts such Conduit Lender Assignment Agreement, (x) the Assignee Conduit Lender thereunder shall be deemed automatically to have become a party hereto and to the extent that rights and obligations hereunder have been assigned and delegated to such Assignee Conduit Lender in connection with such Conduit Lender Assignment Agreement, shall have the rights and obligations of a Conduit Lender hereunder and under the other Transaction Documents, and (y) the assignor Conduit Lender, to the extent that rights and obligations hereunder have been assigned and delegated by it in connection with such Conduit Lender Assignment Agreement, shall be released from its obligations hereunder and under the other Transaction Documents. Within five Business Days after its receipt of notice that the Agent has received an executed Conduit Lender Assignment Agreement, the Borrower shall, upon receipt of the Note evidencing such assignor Conduit Lender's CP Rate Advance execute and deliver to the Agent (for delivery to the relevant Assignee Conduit Lender) new Notes evidencing such Assignee Conduit Lender's assigned CP Rate Advances and, if the assignor Conduit Lender has retained CP Rate Advances hereunder, a replacement Note in the principal amount of the CP Rate Advances retained by the assignor Conduit Lender hereunder (such Note to be in exchange for, but not in payment of, the Note then held by such assignor Conduit Lender). Such Note shall be dated the date of the predecessor Note. The assignor Conduit Lender shall mark the predecessor Note "exchanged" and deliver them to the Borrower. Accrued interest on that part of the predecessor Note evidenced by the new Note, and accrued fees, shall be paid as provided in the Conduit Lender Assignment Agreement. Accrued interest on that part of the predecessor Note evidenced by the replacement Note shall be paid to the assignor Conduit Lender. Accrued interest and accrued fees shall be paid at the same time or times provided in the predecessor Note and in this Agreement. The assignor Conduit Lender or such Assignee Conduit Lender must also pay a processing fee to the Agent upon delivery of any Conduit Lender Assignment Agreement in the amount of $3,500. Any attempted assignment and delegation not made in accordance with this Section
11.11.1 shall be null and void.

                  (c) The Borrower may, with the prior written consent of the Agent, replace any Liquidity Lender with one or more Eligible Assignees provided (x) that the Liquidity Lender being replaced has been paid in full the outstanding amount of all Liquidity Advances made by such Liquidity Lender and all other amounts accrued or due to such Liquidity Lender hereunder, (y) that the full amount of the Liquidity Commitment Amount remains unchanged and (z) that the Percentages of the total Liquidity Commitments allocated to the other Liquidity Lenders do not increase unless prior written consent from such Liquidity Lender has been obtained. Upon any such replacement, such Liquidity Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 5.3, 5.4, 5.5, 5.6, 11.3, and 11.4, as well as to any fees accrued for its account under Section 4.4 and not yet paid; provided, however, that the Borrower and the Agent shall be entitled to continue to deal solely and directly with the Liquidity Lender being replaced in connection with the interests so assigned and delegated to an Assignee Lender until

                           (i) such  Assignee  Lender  shall have  executed  and
                  delivered to the Borrower and the Agent a Liquidity Lender Assignment Agreement, accepted by the Agent; and

                           (ii) the processing  fees described  above shall have
been paid.

         SECTION 11.11.2 Participations. Any Lender may at any time sell to one or more commercial banks or other financial institution, and the Conduit Lender may sell to one or more issuers of Commercial Paper Notes (each of such commercial banks, financial institution or other entity being herein called a "Participant") participating interests in any of the Advances, Liquidity Commitments, or other interests of such Lender hereunder; provided, however, that

                  (a) no participation contemplated in this Section 11.11 shall relieve such Liquidity Lender from its Liquidity Commitments or its other obligations hereunder or under any other Transaction Document or such Conduit Lender from its obligations hereunder or under any other Transaction Document;



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



                  (b) such Liquidity Lender shall remain solely  responsible for
         the   performance   of  its  Liquidity   Commitments   and  such  other
         obligations;

                  (c) the Borrower and the Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and each of the other Transaction Documents;

                  (d) no Participant, unless such Participant is an Affiliate of such Lender, or is itself a Lender, shall be entitled to require such Lender to take or refrain from taking any action hereunder or under any other Transaction Document, except that such Lender may agree with any Participant that such Lender will not, without such Participant's consent, take any actions of the type described in clause (a)(iii) or
         (a)(iv) of Section 11.1; and

                  (e) the Borrower shall not be required to pay any amount under Sections 5.3, 5.4, 5.5 or 5.6 that is greater than the amount which it would have been required to pay had no participating interest been sold.

The Borrower acknowledges and agrees that, to the extent permitted by applicable law, each Participant, subject to clause (e) above, for purposes of Sections 5.3, 5.4, 5.5, 5.6, 5.8, 5.9, 11.3, 11.4, 11.13 and 11.16 shall be considered a
Lender.

         SECTION 11.12 Other Transactions. Nothing contained herein shall preclude the Agent or any other Lender from engaging in any transaction, in addition to those contemplated by this Agreement or any other Transaction Document, with the Borrower or any of its Affiliates in which the Borrower or such Affiliate is not restricted hereby from engaging with any other Person.

         SECTION 11.13 Bankruptcy Petition Against the Borrower or the Conduit Lender. The Agent (including in its capacity as Collateral Agent) and each Liquidity Lender hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all outstanding Obligations, it will not institute against, or join any other Person in instituting against, the Borrower or the Conduit Lender any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States. In the event that any Liquidity Lender takes action in violation of this Section 11.13, the Borrower and the Conduit Lender agree, for the benefit of the holders of the Obligations, that they shall file an answer with the bankruptcy court or otherwise properly contest the filing of such a petition by the Liquidity Lender against the Borrower and/or the Conduit Lender or the commencement of such action and raise the defense that such Liquidity Lender has agreed in writing not to take such action and should be estopped and precluded therefrom and such other defenses, if any, as its counsel advises that it may assert. The provisions of this
Section 11.13 shall survive the termination of this Agreement, and, with respect to the Agent, the resignation or removal of the Agent and, with respect to any Liquidity Lender, the replacement of such Liquidity Lender.




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



         SECTION 11.14 No Recourse. Without limitation to the obligations of the Borrower hereunder, no recourse shall be had for the payment of any amount owing in respect of Advances or for the payment of any fee hereunder or any other obligation or claim arising out of or based upon this Agreement, the Notes or any other Transaction Document against any stockholder, employee, officer, director or incorporator of the Borrower based solely on their status as such. The provisions of this Section 11.14 shall survive the termination of this Agreement, and with respect to the Agent the resignation or removal of the Agent and with respect to any Liquidity Lender the replacement of such Liquidity Lender.

         SECTION 11.15 Survival of Representations and Warranties. All covenants, agreements, representations and warranties made by the Borrower herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Transaction Document shall be considered to have been relied upon by the Lenders and shall survive the execution and delivery of this Agreement and the making by the Lenders of the Advances, and the execution and delivery to the Lenders of the Notes evidencing such Advances, regardless of any investigation made by the Lenders or on their behalf and shall continue so long as and until such time as all Obligations hereunder and all Indebtedness under the Notes shall have been paid in full and the Liquidity Lenders no longer have any Liquidity Commitment hereunder.

         SECTION 11.16 Confidentiality. The Lenders shall hold all non-public information (which has been identified as such by the Borrower) obtained pursuant to the requirements of this Agreement in accordance with their customary procedures for handling confidential information of this nature and in accordance with safe and sound banking practices and in any event may make disclosure to any of their examiners, Affiliates, outside auditors, counsel and other professional advisors in connection with this Agreement or as reasonably required by any bona fide transferee, participant or assignee or as required or requested by any governmental agency or representative thereof or pursuant to legal process; provided, however, that

                  (a) unless specifically prohibited by applicable law or court order, each Lender shall notify the Borrower of any request by any governmental agency or representative thereof (other than any such request in connection with an examination of the financial condition of such Lender by such governmental agency) for disclosure of any such non-public information prior to disclosure of such information;

                  (b) prior to any such disclosure pursuant to this Section 11.16, each Lender shall require any such bona fide transferee, participant and assignee receiving a disclosure of non-public information to agree in writing

                           (i)  to be bound by this Section 11.16; and

                           (ii) to  require  such  Person to  require  any other
                  Person  to  whom  such  Person   discloses   such   non-public
                  information to be similarly bound by this Section 11.16; and



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



                  (c) except as may be required by an order of a court or competent jurisdiction and to the extent set forth therein, no Lender shall be obligated or required to return any materials furnished by the Borrower.

         SECTION 11.17   Jurisdiction; Consent to Service of Process.
                         -------------------------------------------

ALL JUDICIAL ROCEEDINGS BROUGHT AGAINST THE BORROWER OR ANY LENDER WITH RESPECT TO THIS AGREEMENT OR ANY NOTE MAY BE BROUGHT IN ANY STATE OR (TO THE EXTENT PERMITTED BY LAW) FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT THE BORROWER AND EACH LENDER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. THE BORROWER AND EACH LENDER DESIGNATE AND APPOINT CT
CORPORATION SYSTEM, 1633 BROADWAY, NEW YORK, NEW YORK 10019, AND SUCH OTHER PERSONS AS MAY HEREAFTER BE SELECTED BY THE BORROWER OR SUCH LENDER IRREVOCABLY AGREEING IN WRITING TO SERVE, AS ITS AGENT TO RECEIVE ON ITS BEHALF, SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDINGS IN ANY SUCH COURT, SUCH SERVICE BEING HEREBY ACKNOWLEDGED BY THE BORROWER AND EACH LENDER TO BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. A COPY OF SUCH PROCESS SO SERVED SHALL BE MAILED BY REGISTERED MAIL TO THE BORROWER OR SUCH LENDER SO SERVED AT ITS ADDRESS PROVIDED IN THE APPLICABLE SIGNATURE PAGE HERETO, EXCEPT THAT, UNLESS OTHERWISE PROVIDED BY APPLICABLE LAW, ANY FAILURE TO MAIL SUCH COPY SHALL NOT AFFECT THE VALIDITY OF SERVICE OF PROCESS. IF ANY AGENT APPOINTED BY THE BORROWER OR SUCH LENDER REFUSES TO ACCEPT SERVICE, THE BORROWER AND EACH LENDER HEREBY AGREE THAT SERVICE UPON IT BY MAIL SHALL CONSTITUTE SUFFICIENT NOTICE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF ANY LENDER OR THE AGENT TO BRING PROCEEDINGS AGAINST THE BORROWER OR THE BORROWER TO BRING PROCEEDINGS AGAINST ANY LENDER IN THE COURTS OF ANY OTHER JURISDICTION.

         SECTION 11.18 Waiver of Jury Trial. THE AGENT, THE LENDERS AND THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE AGENT, THE LENDERS OR THE BORROWER. THE BORROWER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER




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



TRANSACTION DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT AND THE LENDERS ENTERING INTO THIS AGREEMENT AND EACH SUCH OTHER TRANSACTION DOCUMENT.

         SECTION 11.19 Qualification Regarding Bacova. The Agent and the Lenders agree to the provisions of Section 1.03 of the Purchase Agreement.





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



         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                 B.I. FUNDING, INC.



                 By:          /s/Mary Ellen Ramsayer
                          Name:  Mary Ellen Ramsayer
                          Title: Assistant Secretary

                          Address:          2775 Highway 40
                                            Suite 522
                                            P.O. Box 1449
                                            Verdi, Nevada 89439-1449

                          Attention: General Counsel

                          Facsimile No.: (702) 345-6166

                          Telephone No.: (702) 345-6100


                 WACHOVIA BANK, N.A., as Agent


                 By:         /s/ W.E. Covington
                          Name:  William E. Covington
                          Title: Senior Vice President

                 Address:  191 Peachtree Street, GA-423
                              Atlanta, GA  30303

                 Attention: Deborah Williams
                               Asset Backed Finance

                 Facsimile No.:  (404) 332-4005

                 Telephone No.:  (404) 332-4363




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



                 BLUE RIDGE ASSET FUNDING
                 CORPORATION, as Conduit Lender


                 By:         /s/ W.E. Covington
                          Name:  William E. Covington
                          Title: Senior Vice President

                 Address:  c/o Wachovia Bank, N.A.,
                              191 Peachtree Street, GA-423
                              Atlanta, GA  30303

                 Attention: Deborah Williams
                                Asset Backed Finance

                 Facsimile No.:  (404) 332-4005

                 Telephone No.:  (404) 332-4363



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



                      WACHOVIA BANK, N.A., as Liquidity
                      Lender



                            By:         /s/ W.E. Covington
                                      Name: William E. Covington
                                     Title: Senior Vice President


                            By:
                                      Name:
                                     Title:

Domestic
Office:  191 Peachtree Street, GA-423
                  Atlanta, GA  30303

Attention:        Deborah Williams
                  Asset Backed Finance

Facsimile No.:  (404) 332-4005

Telephone No.:


LIBOR
Office:  191 Peachtree Street, GA-423
                  Atlanta, GA  30303


Attention:        Deborah Williams
                  Asset Backed Finance

Facsimile No.:  (404) 332-4005

Telephone No.: (404) 332-4363



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